Limited Term New York Municipal Fund

New York
New York
Tax-Free

Tax-Free Income for Cautious New York Investors

ANNUAL REPORT
December 31, 2000

OppenheimerFunds®
The Right Way to Invest

"Limited Term New York Municipal Fund offers an unusually good deal for volatility-weary investors."

Morningstar's Limited Term New York Municipal Fund Analysis

May 8, 2000

Morningstar, Inc. is a nationally recognized mutual fund rating service.

Limited Term New York Municipal Fund (Class A Shares) has received Morningstar's highest 5-star overall rating at December 31, 2000. Limited Term New York Municipal Fund is categorized as a municipal fund. As of 12/31/00, 1,722, 1,479 and 443 municipal funds were rated for the 3-, 5- and, if applicable, 10-year periods, respectively. The 3-year and 5-year Morningstar ratings for the period ended 12/31/00 are five stars and five stars, respectively.*

*Morningstar, Inc. rates mutual funds in broad investment classes based on risk-adjusted returns after considering sales charges and expenses. Returns and risk are measured as performance above and below 90-day U.S. Treasury bill returns, respectively. Overall star rating is the combined 3-, 5- and 10-year (if applicable) rating for a fund or class and is subject to change monthly. The top 10% of rated funds are 5 stars. A fund's Morningstar rating is a relative peer-group ranking and does not necessarily mean that the fund had high total returns during this period. Past performance does not guarantee future results.

DEAR SHAREHOLDER,
Bridget A. Macaskill President Limited Term New York Municipal Fund

        The year 2000 was one to remember, both for the performance of the financial markets and the lessons it presented to all investors.
        In many ways, 2000 was a study in contrasts. Many stocks experienced sharp declines, while municipal and high-quality bonds performed strongly. The year began with unrestrained enthusiasm for technology stocks in particular, and growth stocks in general, but ended with value-oriented stocks providing better performance.
        Market conditions shifted dramatically during 2000. When the year began, the economy was growing rapidly, raising concerns that long-dormant inflationary pressures might resurface. By mid-year, however, after a series of interest rate hikes by the Federal Reserve Board (the Fed), the economy began to slow—triggering fears of a potential recession. The slowing economy generally hurt the stock market and benefited high-quality bonds.
        The lessons provided by a volatile and difficult year reinforced many of the basic investment principles we have discussed in this letter from time to time. In 2000, market volatility was a powerful reminder of the importance of investment diversification—the time-honored strategy of spreading risk among various asset classes, industry groups and investment styles. In addition, actively managed funds generally outperformed passive index funds, as research-intensive security selection again made a critical difference for portfolio returns. Perhaps most important, the markets in 2000 confirmed that sound business fundamentals, rather than investment fads, are a more powerful determinant of investment success over the long term.
        Looking forward, we are cautiously optimistic. Our caution arises from expectations that the economy will grow only moderately during the first half of 2001. The Fed, already more concerned about a potential recession than inflation, reversed its monetary policy of the past 18 months by reducing key short-term interest rates. This rate cut, combined with the possibility of future interest rate reductions and a federal income tax cut, may help the economy achieve a “soft landing.”
        Our current situation has mixed implications for stocks and bonds. While slowed growth may mean decelerated corporate earnings growth, lower interest rates could bolster stock valuations. Similarly, slower economic growth has helped interest-rate-sensitive securities, such as U.S. Government securities, but may have a negative effect on credit-sensitive corporate bonds.
        In overseas markets, we believe potential investment opportunities may reside in Europe, which appears to be experiencing slow, steady growth bolstered by the strengthening euro and falling oil prices. Signs are less encouraging in Japan, where the economy generally remains weak. Lower interest rates are buoying the economies of the emerging markets—but slowing growth, plus Mideast tensions, could cast a shadow over these regions.
        In this uncertain environment, we intend to adhere to the same proven investment principles that have driven our funds’ past success: broad diversification to help reduce risk, an unwavering focus on business fundamentals to seek likely winners, and a long-term perspective that preserves the integrity of each fund’s investment approach. Regardless of the short-term movements of the financial markets, these principles—fundamental parts of The Right Way to Invest—should serve investors well in 2001 and beyond.

        Sincerely,

        Bridget A. Macaskill
January 24, 2001

These general market views represent opinions of OppenheimerFunds, Inc. and are not intended to predict or depict performance of the securities markets or anyparticular fund. Specific information that applies to your Fund is contained in the pages that follow. Stocks and bonds have different types of investment risks; for example, stocks are subject to price changes from market volatilityand other factors and bonds are subject to credit and interest rate risks.
THE “ROCHESTER” WAY WITH MUNICIPAL BONDS

        OppenheimerFunds, Inc. has operated as an investment advisor since 1960. As of December 31, 2000, OppenheimerFunds, Inc. (including affiliates) managed assets of more than $125 billion, including 65 funds with more than five million shareholder accounts.
        The Rochester Division of OppenheimerFunds, Inc., located in Rochester, New York, is dedicated to the investment management and distribution of regional municipal bond funds. These funds—Rochester Fund Municipals, Limited Term New York Municipal Fund and Oppenheimer Pennsylvania Municipal Fund—pursue an investment approach that is intentionally limited to specific sectors and regions of the municipal market.[1]
        Most investors recognize that the greatest advantage of mutual fund investing is professional management: the devotion of an investment team to broadly diversify a fund’s portfolio, continually review each holding and analyze new issues. All to reduce the potential impact of adversity and create an investment with the potential to earn high yields.
        Here in Rochester, we believe that the strengths of our portfolio management style go even farther. In addition to reviewing the broad spectrum of New York municipal issues generally available, Limited Term New York Municipal Fund pursues special situations often overlooked by the market in general. When properly investigated, selected for their potential and folded into the portfolio, these issues not only broaden diversity but have the potential to increase the Fund’s yield as well.
        We look to smaller issuers throughout the State, because they typically provide higher yields than equivalent credit-quality larger issuers. Smaller issuers are also frequently receptive to our preference for graduated payment of principal, creating a “sinking fund” payment schedule that enables us to accelerate the debt schedule, thereby both increasing the return on investment and reducing the duration of the loan.
        We believe that careful credit research on unrated issues can also be very rewarding, as some highly creditworthy issuers intentionally opt to forego the expense of obtaining a credit rating. Mindful of Limited Term New York Municipal Fund’s maximum 5% exposure to below-investment-grade issues, we analyze unrated issues to determine the true risks weighed against their yield, in hopes of providing shareholders with a favorable risk/reward trade-off in this segment of the portfolio.
Our commitment to internal investment research also enables us to focus our attention on premium callable bonds, delving beyond the call date and analyzing the bond’s structure and covenants. This process helps us isolate characteristics that indicate whether the issue may go uncalled long after a stated call date, providing above-market yields and very low price volatility.
        And we “scavenger hunt” in the secondary markets, seeking to purchase bonds in small quantities (below $100,000) that add incrementally small—but eventually significant—yield to the portfolio.
        Refined since the inception of Rochester Fund Municipals in May of 1986, the unique investment approach of each of these Funds has proven to be beneficial. Evaluating and negotiating these opportunities takes time and effort, but we believe if you are paying for portfolio management, you should demand and receive the extra effort and resourcefulness necessary to enhance the portfolio.

1.Oppenheimer Pennsylvania Municipal Fund is not available in all states. To obtain a Prospectus for Rochester Fund Municipals or Oppenheimer Pennsylvania Municipal Fund containing more information, including charges and expenses, contact OppenheimerFunds Distributor, Inc. Please consult your financial advisor for more details.
THE FUND’S DIVERSIFIED PORTFOLIO

        Diversification is one way the Limited Term New York Municipal Fund really stands out from the competition. We feel that merely concentrating the portfolio in a few, highly rated issues would dilute a primary advantage of mutual fund investing—professional management.
        Instead, we strategically arrange a variety of bonds from many municipal sectors throughout New York State. We rely on our own research to assess the value of those under consideration. And we seek to capitalize on our market experience and trading strategies when buying investments that have met our criteria.
As of December 31, 2000, Limited Term New York Municipal Fund’s portfolio consisted of nearly 900 different securities. Here’s the breakdown:	By Municipal Sector on 12/31/00 as a percentage of investments* *Portfolio data are subject to change and are dollar-weighted based on the total market value of investments.
	Hospital/Healthcare**	14.7%
	General Obligation	13.5%	Hospital/Healthcare in Detail
	Marine/Aviation Facilities	12.5%	Standard Hospital Backing	8.7%
	Special Assessment	9.7%	Insured (Private Municipal Bond Insurance)	2.3%
	Electric Utilities	9.0%	Insured (FHA or SONYMA Insurance)	2.3%
	Multifamily Housing	5.7%	Backed, New York State Appropriations	1.2%
	Municipal Leases	5.6%	Backed, Financial Institution Letter of Credit	0.1%
	Pollution Control	4.4%	Prerefunded	0.1%
	Single Family Housing	4.1%	Total	14.7%
	Resource Recovery	3.1%
			**Regarding the Fund’s investments in the Hospital/Healthcare sector, investors should note that many of these holdings have “belt-and-suspenders” credit support consisting of both the hospital’s revenues and backup guarantees from U.S. Government FHA insurance, bank letters of credit, or New York State appropriations.
	Gas Utilities	3.1%
	Water Utilities	2.6%
	Nonprofit Organization	2.3%
	Manufacturing, Non-Durable Goods	2.3%
	Highways/Railways	1.9%
	Higher Education	1.7%
	Sales Tax Revenue	1.0%
	Manufacturing, Durable Goods	1.0%
	Other	1.8%
	Total	100.0%
DEAR FELLOW SHAREHOLDERS,

        Ronald H. Fielding, CFA
        Portfolio Manager and Chief Strategist for the Fund
        Founded the Rochester Funds in May 1983
        Ron is joined by his portfolio management team of
Anthony A. Tanner, CFA and Daniel G. Loughran, CFA

         In addition to providing a strong positive total return in 2000, the Fund once again minimized tax burdens for share-holders. Dividends were 100% free from regular federal and New York State income taxes.[7] Unlike many other municipal bond funds, there were no taxable capital gain distributions again last year, and we continue to hold a significant capital loss carryforward to shield shareholders against capital gain distributions in the future. Since most taxpayers are not subject to the federal alternative minimum tax (AMT), the Fund does invest in AMT paper (approximately 37% of last year’s income), seeking higher yields for all shareholders.
        During the past year, municipal bonds presented investors with particularly good value among fixed-income investments, including U.S. Treasury securities. During 2001, we will continue to manage the portfolio so as to reduce overall volatility while generating attractive, tax-free income. As always, we appreciate your ongoing commitment to the Limited Term New York Municipal Fund, and look forward to serving your investment needs in the months and years to come.

        Sincerely,

        Ronald H. Fielding, CFA
        Senior Vice President, OppenheimerFunds, Inc.

1. Past performance is not a guarantee of future results. The Fund’s Class A average annual total returns (with sales charges) for the 1-year, 5-year and Life-of-Class periods were 3.71%, 4.28% and 5.84%, respectively.
2. The Board of Trustees maychange the Fund’s dividend at anytime without notice to shareholders. There can be no guarantee that the Fund will be able to maintain this or any dividend rate.
3. As of 12/31/00, Limited Term New York Municipal Fund’s (Class A Shares) 30-day SEC yield was 4.08%. Distribution yield at Net Asset Value (NAV) (based on last distribution) is annualized and divided by period-end NAV. Standardized yield (based on net investment income for the 30-day period ended 12/31/00) is annualized and divided by the period-end offering price. When the maximum sales charge of 3.50% is reflected, the Fund’s distribution yield as of 12/31/00 was 4.60%. Falling net asset values will tend to artificially raise yields. Past performance is not a guarantee of future results. See Footnote 1above for the Fund’s average annual total returns for the 1-year and 5-year periods. Please note that while the Fund attempts to reduce the volatilityof its portfolio holdings byseeking to maintain an average effective portfolio maturity of five years or less, the Fund does not seek to maintain a stable net asset value.
4. According to Lipper Analytical Services, Inc. Lipper calculations do not include sales charges which, if included, would affect results. Past performance is not a guarantee of future results.
5. Source: Bloomberg Business News. Used by permission. The Dow Jones Industrial Average is a price-weighted average of 30 large domestic stocks. The NASDAQ Composite Index is a broad-based, capitalization-weighted index of all NASDAQ National Market and Small-cap stocks. Neither index can be purchased directlybyinvestors.
6. Past performance is not a guarantee of future results. An investment in the Fund is not a deposit of any bank, and is not insured or guaranteed by the FDIC or any other government agency. When you redeem your shares, they may be worth more or less than what you paid for them. See Footnote 1above for the Fund’s average annual total returns for the 1-year and 5-year periods.
7. A portion of the Fund’s income maybe subject to income taxes. Capital gains dis-tributions, if any, are taxable as capital gains. For investors subject to the Alternative Minimum Tax, a portion of the Fund’s distributions may increase that tax.
All performance information provided represents past performance and is not predictive of future investment performance. The investment return and principal value of an investment in the Fund will fluctuate with market conditions, so that shares, on any given day or when redeemed, maybe worth more or less than their original cost.

        February 12, 2001

        2000 was a very good year for shareholders of Limited Term New York Municipal Fund.
        Despite three separate Federal Reserve increases in short-term interest rates, the Fund’s Class A Net Asset Value (NAV) did not fluctuate significantly, remaining between $3.16 and $3.27. The Fund’ s NAV (Class A) increased from $3.19 on December 31, 1999, to $3.27 on December 31, 2000.[1]
        Beginning with the April 2000 distribution, the Fund’s monthly dividend payment increased, from $.012 to $.013 per Class A share.[2] This produced a 4.8% annualized Class A distribution yield at NAV (that is, without deducting any sales charge).[3] According to Lipper Analytical Services, Inc.—an independent mutual fund rating service—the Fund’s Class A distribution yield of 4.8% (without sales charges) was higher than the 4.4% average distribution yield of 111 longer-term New York State municipal funds as of December 31, 2000.[4] Share price appreciation combined with attractive, tax-free monthly dividends resulted in the Fund’s 7.5% total return (without sales charges) for the year, ranking number one within its Lipper peer group, and comparing favorably with other short-t bond funds, money market funds, and even with many stocks.
In addition, Limited Term New York Municipal Fund continued to provide investment stability, especially when compared to the significant volatility of the stock markets. The Dow Jones Industrial Average varied by a total of 16% from the year’s high, and the NASDAQ Composite Index moved in a range of 54%, both reporting negative total returns for the year.[5] By contrast, Limited Term New York Municipal Fund’s Class A NAV varied within a range of only 3%, and finished the year with a total return of 7.5%.[6] With an attractive distribution yield, investment consistency and positive total return performance during this period, we believe the Fund’s investment approach has rewarded cautious New York investors on all counts.
MANAGEMENT DISCUSSION OF FUND PERFORMANCE

        Portfolio Management Team (l to r)

        Ronald H. Fielding, CFA
        Senior Vice President and Portfolio
        Manager, Rochester Division
        Founded the Rochester Funds Investment Team
        in May 1983

        Anthony A. Tanner, CFA
        Vice President and Portfolio Manager,
        Rochester Division
        Joined the Rochester Funds Investment Team
        in June 1991

        Daniel G. Loughran, CFA
        Vice President and Associate Portfolio Manager,
        Rochester Division
        Joined the Rochester Funds Investment Team
        in October 1994

        Richard A. Stein, CFA
        Vice President—Credit Analysis, Rochester Division
        Joined the Rochester Funds Investment Team
        in May 1993

        James E. Bragg
        Credit Analyst, Rochester Division
        Joined the Rochester Funds Investment Team
        in June 1999

        Christopher D. Weiler, CFA
        Assistant Vice President—Credit Analysis,
        Rochester Division
        Joined the Rochester Funds Investment Team
        in January 1999

        Limited Term New York Municipal Fund offered consistency, with a positive 7.5% total return during this period. The Fund’s NAV remained in a range of 3%. By comparison, the Bond Buyer Municipal Bond Index of longer-term municipal bonds varied in a 7% range for the year.[1] Between December 31, 1999, and December 31, 2000, the Fund’s Class A NAVincreased from $3.19 to $3.27. In April 2000, the Fund’s monthly tax-free dividend payout increased from $.012 to $.013 per Class A share.[2] As of December 31, 2000, the Fund’s annualized Class A distribution yield of 4.8% (without s es charges) was significantly higher than the 3.9% average distribution yield of 15 funds in the Other States Short-Intermediate Debt Funds category reported by Lipper Analytical Services, Inc.[3]
        The national municipal bond market advanced strongly, relative to most other asset classes. The Lehman Brothers 5- and 7-Year Municipal Bond Indices reported gains of 7.7% and 9.1%, respectively, for the year .[4] Municipal bond yields continue to compare very favorably with yields generated by comparable U.S. Treasury securities as well. Typically, municipal bond yields are 80–85% of Treasury bond yields, since exemption from federal income tax makes municipal bond yields generally higher on an after-tax basis. Yet, at year end, investment-grade New York municipal bonds were available at over 90% of Treasury bond yields. On an after-tax basis, for a New York State taxpayer in the 36% federal tax bracket, the Fund’s 4.1% SEC yield is the equivalent of 6.9% yield on a taxable investment—over a full percentage point higher than the average money market fund yield of 5.8% during 2000.[5]
        The year’s strong start for municipals was set back temporarily in April and May, when the Federal Reserve Board (the Fed) executed a 0.50% increase in short-term interest rates. This latest Fed pronouncement marked the sixth in a series of short-term rate increases totaling 1.75% over the last two years. But shortly after this increase, the municipal bond market regained its upward momentum. Under most circumstances, bond prices fall when interest rates rise. In this case, municipal market participants believed that these cumulative rate increases would slow the United States’ economy sufficiently to control inflation—which is the number one enemy of fixed-income investors. After a brief pause in September, the market returned to a generally upward price trend for the rest of the year.
        Even before the Fed meeting of December 19th, mounting economic evidence began to indicate that the positive effects of interest-rate tightening had run their course. After that meeting, the Fed announced its fear that slowing economic growth, or even recession, posed greater risk to the U.S. economy than did inflation. In January 2001, the Fed lowered short-term rates by 1.00%, and bond prices generally rose.
We believe that it is a mistake for investors to “time” their bond fund purchases (or sales) in reaction to forecasts of future interest-rate changes. Last year’s interest-rate changes provide good evidence of the difficulty in doing this. In 2000,

MONTHLY VOLATILITY
(The Inside Track of the Limited Term New York Municipal Fund)

Monthly Percentage Change in Value
4
3
2
1
0
−1
−2
−3
−4
12/95
6/96
12/96
6/97
12/97
6/98
12/98
6/99
12/99
6/00
12/00
Limited Term New York Municipal Fund NAV
Merrill Lynch 22+Year Municipal Index
Merrill Lynch 3–7 Year Municipal Index
Merrill Lynch 3–5 Year U.S. Treas y Index

This graph compares monthlypercentage changes in the Net Asset Value of Limited Term New York Municipal Fund Class A shares with periodic price return percentage changes of the Merrill Lynch Municipal Index (3–7 years), the Merrill Lynch Municipal Index (22+ years) and the Merrill Lynch U.S. Treasury Index (3–5 years) for the 5-year period ended December 31, 2000.
The Merrill Lynch Municipal Index (22+ years), a subset of the Merrill Lynch Municipal Master Index, consists of municipal bonds having maturities of twenty-two or more years. This index is included to illustrate differences in volatilitybetween longer-term and shorter-term instruments. The Merrill Lynch Municipal Index (3–7 years) consists of municipal bonds having maturities of between three and seven years. Therefore, it includes municipal bonds that more closely resemble those of the municipal bonds in which the Fund invests. The Merrill Lynch U.S. Treasury Index (3–5 years) is a subset of the Merrill Lynch TreasurySecurities Master Index, and consists of United States TreasurySecurities having maturities of between three and five years. Unlike an investment in the Fund, the interest and principal of a U.S. Treasury security is guaranteed. Index performance does not reflect reinvestment of dividends, the effect of capital gains or transaction costs, and none of the data in the graph shows the effect of taxes. The Fund’s investments are not limited to the securities in any of the indices. Past performance is not a guarantee of future results.

MANAGEMENT DISCUSSION OF FUND PERFORMANCE Continued
YIELDS As of 12/31/00 ______________________________	long-term municipal bond yields peaked in January, while the Fed continued to raise overnight, interbank loan rates three more times—demonstrating how municipal bond yield movements can precede Fed action.
        This is not uncommon. In 1999, municipal bond yields had started to rise before the Fed began increasing short-term rates. And, when the Fed began easing short-term rates in January 2001, municipal bond yields had already been decreasing for over seven months.
        The New York State economy continued to be strong during 2000. As in many other states, municipalities around New York enjoyed budget surpluses, as the stronger economy swelled tax revenues and lessened some social service costs. Both budget surpluses and a decline in bond refinancings resulted in smaller than usual municipal bond supply overall, helping the market for previously issued municipal bonds to remain active. These supply shortages, combined with increasing evidence that growth in the nation’s economy was slowing to sustainable levels, helped bolster municipal bond prices. New York State, New York City and many of their agencies were upgraded by the major rating services in 2000.
        Throughout the year, Limited Term New York Municipal Fund continued to keep share price fluctuation minimal, while paying investors attractive monthly dividends. We carry out the Fund’s charge by seeking to maintain the average effective maturity of bonds in the portfolio at around four to five years. This relatively short average maturity generates less price fluctuation than bonds, or bond funds, with longer maturities. Short-term yields, while generally less than yields available on longer-term bonds, have remained competitive.
        This past year, rising interest rates created an opportune investment environment for the Fund. Yields on individual municipal bonds with four- to eight-year maturities declined, making the Fund’s yield more competitive with individual, longer-term bonds. By December, for example, the yield on A rated New York City General Obligation bonds maturing in nine years was approximately the same as the Fund’s yield—but the Fund’s average effective maturity at the time stood at four-and-a-half years. The Fund’s shorter average effective maturity resulted in significantly lower interest-rate risk for shareholders—without giving up yield.
        We continue to strengthen the portfolio by broadly diversifying holdings. At the end of this report period, there were nearly 900 different bonds from a variety of regions and market sectors across New York State and qualified U.S. Possessions. Additionally, we have replaced holdings that no longer provide the potential for future yield increases with similar quality bonds offering higher yields. We have drawn on our experience with premium coupon callable bonds to gain yield while shortening effective maturity. Our focus on constant, incre-mental improvements to the Fund’s yield, effective maturity and risk balance helps the Fund to achieve its goals of providing better after-tax yields than short-term taxable alternatives, while dampening volatility.
        Year 2000 has demonstrated that maintaining a cautious investment strategy through economic cycles can offer rewards for investors. As of December 31, 2000, Limited Term New York Municipal Fund shareholders shared the benefits of market-leading after-tax yields, and favorable returns relative to many other asset classes.

1. The Bond Buyer Municipal Bond Index represents the average price of 40 tax-exempt municipal bonds as calculated by Bond Buyer, Inc. Source: Bloomberg Business News. Used with permission.
2. Dividend increases are subject to Board approval, and maybe changed at any time. A portion of the Fund’s income distributions maybe subject to income taxes. Capital gains distributions, if any, are taxable as capital gains. For investors subject to the Alternative Minimum Tax, a portion of the Fund’s distributions may increase that tax.
3. Source: Lipper Analytical Services, Inc. Lipper calculations do not include sales charges which, if included, would affect results. Past performance is not a guarantee of future results.
4. The Lehman Brothers 5-Year and 7-Year Municipal Bond Indices are unmanaged indices consisting of municipal bonds having maturities of between four and six years, and between six and eight years, respectively. Neither index can be purchased directly by investors.
					5. As of December 31, 2000. Source: Bloomberg Business News. Used with permission. A portion of the Fund’s income distributions maybe subject to income taxes. Capital gains distributions, if any, are taxable as capital gains. For investors subject to the Alternative Minimum Tax, a portion of the Fund’s distributions may increase that tax. Unlike the Fund, moneymarket funds seek to maintain a stable net asset value.
	Distribution Yield		Standardized
	At NAV (without sales charges)	At MOP (with sales charges)	Yield
Class A	4.77%	4.60%	4.08%

Class B	3.76%	3.76%	3.45%

Class C	3.79%	3.79%	3.47%

Class X	4.05%	4.05%	3.69%

Distribution yield at MOP (based on last distribution) and standardized yield (based on net investment income for the 30-day period ended 12/31/00) are annualized and divided by period-end offering price. Distribution yield at NAV does not include sales charges. Falling net asset values will tend to artificially increase yields. Class X Shares are currently closed to additional investments.

TOTAL RETURNS As of 12/31/00
	Cumulative		Average Annual
	NAV (without sales charges)	MOP (with sales charges)	NAV (without sales charges)	MOP (with sales charges)
________________________________ A SHARES
1-Year	7.47%	3.71%	7.47%	3.71%

5-Year	27.78%	23.30%	5.02%	4.28%

Life (9/18/91)	75.58%	69.43%	6.25%	5.84%
B SHARES
1-Year	6.65%	2.65%	6.65%	2.65%

Life (5/1/97)	16.77%	14.77%	4.32%	3.83%
C SHARES
1-Year	6.67%	5.67%	6.67%	5.67%

Life (5/1/97)	16.50%	16.50%	4.25%	4.25%
X SHARES
1-Year	6.88%	4.38%	6.88%	4.38%

5-Year	24.81%	24.81%	4.53%	4.53%

Life (5/1/95)	31.76%	31.76%	4.99%	4.99%

Total returns are annualized, and include changes in share price and reinvestment of dividends and capital gains distributions in a hypothetical investment for the periods shown. Cumulative total returns are not annualized. MOP stands for Maximum Offering Price, and calculations for Class A returns at MOP include the 3.50% maximum initial sales charge. Class B returns at MOP include the applicable contingent deferred sales charge of 4% (1-year) and 2% (life-of-class). Class C returns for the one-year period include the contingent deferred sales charge of 1%. Class X returns at MOP show results of hypothetical investments on 12/31/99, 12/31/95 and 5/1/95, after deduction of the applicable contingent deferred sales charge of 2.50% (1-year) and 0% (5-year and life-of-class). An explanation of the different performance calculations is in the Fund’s Prospectus. Class B and C shares are subject to an annual 0.75% asset-based sales charge. Class X shares are subject to an annual 0.50% asset-based sales charge. The Fund no longer offers Class X shares. NAV stands for Net Asset Value, and returns at NAV do not reflect payment of anysales charge.
The Fund’s performance may from time to time be subject to substantial short-term changes, particularly during periods of market or interest-rate volatility. For updates on the Fund’s performance, please contact your financial advisor, call us at 1.800.525.7048 or visit our website, www.oppenheimerfunds.com. Investment returns, and the principal value of an investment in the Fund, will fluctuate so that an investor’s shares, when redeemed, maybe worth more or less than their original cost.
COMPARING THE FUND’S PERFORMANCE TO THE MARKET

        The graphs on this page detail the performance of a hypothetical $10,000 investment in each class of shares of the Fund held until December 31, 2000. In the case of Class A shares, performance is measured from inception of the class on September 18, 1991. In the case of Class B and Class C shares, performance is measured from inception of the respective class on May 1, 1997. In the case of Class X shares, performance is measured from inception of the respective class on May 1, 1995. The Fund’s performance reflects the deduction of the 3.50% maximum initial sales charge on Class A shares, and the applicable contingent deferred sales charge for Class B, Class C and Class X shares. The graphs assume that all dividends and capital gains distributions, if any, were reinvested in additional shares.
The Fund’s performance is compared to the performance of the Lehman Brothers Municipal Bond Index and the Merrill Lynch Municipal Index (3–7 years). The Lehman Brothers Municipal Bond Index is an unmanaged index of a broad range of investment-grade municipal bonds that is widely regarded as a measure of the performance of the general municipal bond market, i.e. municipal bonds that are exempt from federal tax but not necessarily New York State or New York City taxes. The Lehman Brothers Municipal Bond Index has a significantly longer average maturity (and, therefore, greater price volatility) than the Limited Term New York Municipal Fund. The Merrill Lynch Municipal Index (3–7 years) is a subset of the Merrill Lynch Municipal Master Index and consists of municipal bonds having remaining maturities of between three and seven years. Therefore, although the index includes municipal bonds exempt from federal tax but not necessarily New York State or York City taxes, it includes municipal bonds having maturities that more closely resemble those of the municipal bonds in which the Fund invests. While a comparison to the performance of the general municipal bond market is of interest, the Fund’s investments are focused primarily on bonds having shorter maturities to attempt to reduce the effect of interest-rate volatility. Index performance reflects the reinvestment of dividends but does not consider the effect of capital gains or transaction costs, and none of the data in the graphs that followshows the effect of taxes. The Fund’s performance reflects the effects of Fund business and operating expenses. While index comparisons may be useful to provide a benchmark for the Fund’s performance, it must be noted that the Fund’s investments are not limited to the securities in the index. The performance of the Fund is also compared to the Consumer Price Index, a non-securities index which measures changes in the inflation rate.	Comparison of Change in Value of $10,000 Hypothetical Investments in: Limited Term New York Municipal Fund, Lehman Brothers Municipal Bond Index, Merrill Lynch Municipal Index and Consumer Price Index

Class B Shares

$20,000
15,000
10,000
5,000
0
5/1/97
12/31/97
12/31/98
12/31/99
12/31/00
$12,643
$12,278
$11,477
$10,861

Average Annual Total Return of Class B Shares of the Fund at 12/31/00[2]

1-Year 2.65% **Life of Class 3.83%**

Class C Shares

$20,000
15,000
10,000
5,000
0
$12,643
$12,278
$11,650
$10,861
5/1/97
12/31/97
12/31/98
12/31/99
12/31/00

Average Annual Total Return of Class C Shares of the Fund at 12/31/00[3]

1-Year 5.67% **Life of Class 4.25%**

Class X Shares

$20,000
15,000
10,000
5,000
0
5/1/95
12/31/95
12/31/96
12/31/97
12/31/98
12/31/99
12/31/00
$14,553
$13,624
$13,176
$11,455

Average Annual Total Return of Class X Shares of the Fund at 12/31/00[4]

1-Year 4.38% **5-Year 4.53%** **Life of Class 4.99%**

1. The average annual total returns are shown net of the applicable 3.50% maximum initial sales charge.
2. Class B shares of the Fund were first publicly offered on 5/1/97. The average annual total returns are shown net of the applicable 4% and 2% contingent deferred sales charges, respectively, for the one-year period and the life of the class. The ending account value in the graph is net of the applicable 2% contingent deferred sales charge.
3. Class C shares of the Fund were first publicly offered on 5/1/97. The average annual total returns are shown net of the applicable 1% contingent deferred sales charge for the one-year period.
4. Class X shares of the Fund were first publicly offered on 5/1/95. The average annual total returns are shown net of the applicable contingent deferred sales charge of 2.5% (1-year) and 0% (5-year and life-of-class). Class X shares are currently closed to investors.
The performance information for the Lehman Brothers Municipal Bond Index and the Merrill Lynch Municipal Index in the graphs begins on 9/30/91 for Class A, and 4/30/97 for Class B and Class C, and 4/30/95 for Class X. Index values use end-of-month values, and are available only in one-month increments. Past performance is not predictive of future performance. Please note: graphs are not drawn to the same scale.
WHY NOW IS A GOOD TIME FOR TAXABLE EQUIVALENT YIELD
        As of December 31, 2000, the opinion of many municipal bond fund managers—including us—is that municipal bonds are “cheap to Treasuries.” And, while that may be a convoluted turn of phrase, it means good news to municipal bond and bond fund investors as they ponder investment outcomes during the coming year.
        Early in 2000, as investors continued their confidence in riskier financial assets such as stocks and corporate bonds, the price of U.S. Treasuries declined sharply while municipal bond prices remained stable. Initially, these riskier markets strengthened, raising fears of inflation and, ultimately, producing increased interest rates. But the remainder of the year brought weakness in equity markets and a growing belief that inflation was well under control, as finally confirmed by the Federal Reserve Board at its December meeting. These factors led many investors to seek shelter in bonds—especially with the possibility of imminent interest-rate decreases. Nonetheless, the spread, or difference, between the yields on Treasuries and the yields on municipal bonds of comparative maturities remained fairly constant.
        Consider this example: On December 31, 2000, 5-year insured New York City municipal bonds yielded 4.4%, while the 5-year Treasury yielded 4.9%. But, while the highly rated municipal bond yield is less than its comparative Treasury, this is before any tax implications. And, while the income from either investment is generally exempt from state and local taxes, the municipal bond’s income is generally exempt from federal taxes.[1]
        This means that, on a pre-tax basis, the taxable equivalent yield of the 4.4% New York City municipal bond would be 8.1% for investors in the 45.9% combined federal, New York State and New York City tax bracket!
        Municipal bonds haven’t typically been this cheap relative to Treasuries, as the spread between the two yields has tended to be considerably wider, because both issuers and investors of municipal debt recognize the significance of taxable equivalent yields.
        To help you appreciate the significance, refer to the chart below. It will help you determine what you would need to earn from a taxable investment to match the tax-free yields shown. (The specific yields depicted are not intended to be representative of any Rochester Fund, and are shown for illustrative purposes only.)

1. The value of Treasuries, if held to maturity, is fixed; principal is guaranteed and interest is fixed.

Data Source: Bloomberg Business News. Taxable Equivalent Yield assumes the maximum combined federal, New York State and New York Cityincome tax bracket. All figures are calculated as of 12/31/00. Your tax bracket maybe lower, depending on individual circumstances.

TAX EXEMPT VS. TAXABLE YIELDS

2001 Taxable Income		Effective Tax Bracket for New York City Resident s	Taxable Rate Needed to Equal Current Tax-free Rate			Effective Tax Bracket for New York State Residents	Taxable Rate Needed to Equal Current Tax-free Rate

Single Return	Joint Return		4.5%	5.0%	5.5%		4.5%	5.0%	5.5%

$25,000–$27,050	$40,000–$45,200	23.7%	5.9%	6.6%	7.2%	20.8%	5.7%	6.3%	7.0%

$27,051–$65,550	$45,201–$109,250	35.4%	7.0%	7.7%	8.5%	32.9%	6.7%	7.5%	8.2%

$65,551–$136,750	$109,251–$166,500	38.2%	7.3%	8.1%	8.9%	35.7%	7.0%	7.8%	8.6%

$136,751–$297,350	$166,501–$297,350	42.7%	7.9%	8.7%	9.6%	40.4%	7.6%	8.4%	9.2%

over $297,350	over $297,350	45.9%	8.3%	9.2%	10.2%	43.7%	8.0%	8.9%	9.8%

The tax information and brackets listed above are believed to be current. The table assumes that an investor’s highest tax bracket applies to the change in taxable income resulting from a switch between taxable and non-taxable investments, that the investor is not subject to the alternative minimum tax and that state tax payments are fully deductible from federal tax payments. Your actual tax bracket will vary depending on your income, investments and deductions. You should consult your tax advisor regarding current tax legislation and how tax laws affect your own personal financial situation. These calculations are for illustrative purposes only and are not intended to showthe Fund’s performance.
STATEMENT OF INVESTMENTS Dececember 31, 2000

Principal Amount		Coupon	Maturity	Effective Maturity*	Market Value See Note 1
Municipal Bonds and Notes–99.8%
New York–85.3%
$ 5,000	Albany GO	7.000%	01/15/2010	07/15/2001[b]	$ 5,087

301,615	Albany Hsg. Authority	0.000	10/01/2012	10/01/2002[a]	96,327

250,000	Albany Hsg. Authority	6.250	10/01/2012[s]	10/01/2007[b]	255,347

985,000	Albany IDA (Albany Medical Center)	5.600	05/01/2005	06/13/2003[c]	952,682

1,860,000	Albany IDA (H. Johnson Office Park)	5.250	03/01/201 8[s]	03/01/2003[f]	1,838,126

150,000	Albany IDA (Port of Albany)	6.250	02/01/2005	03/21/2003[c]	150,343

50,000	Albany IDA (Spectrapark)	7.500	12/01/2003	06/01/2001[b]	50,608

3,525,000	Albany IDA (Spectrapark)	7.600	12/01/2009[s]	06/01/2001[b]	3,633,570

75,000	Albany IDA (University Heights-Albany Law School)	6.750	12/01/2019[s]	12/01/2009[b]	86,325

1,655,000	Albany IDA (University Heights-Albany Pharmacy)	6.750	12/01/2019[s]	12/01/2009[b]	1,904,905

1,000,000	Albany Municipal Water Finance Authority	6.375	12/01/2017[s]	12/01/2009[b]	1,129,440

40,000	Albany Parking Authority	0.000	09/15/2002	09/15/2002	36,984

25,000	Albany Parking Authority	0.000	09/15/2003	09/15/2003	22,050

625,000	Albany Parking Authority	0.000	09/15/2004	09/15/2004	525,550

20,000	Albany Parking Authority	0.000	09/15/2005	09/15/2005	16,021

1,000,000	Albany Parking Authority	6.700	11/01/2006[s]	11/01/2001[b]	1,046,190

1,610,000	Albany Parking Authority	6.850	11/01/2012[s]	11/01/2001[b]	1,681,259

5,040,000	Albany Parking Authority	7.150	09/15/2016[s]	09/15/2001[b]	5,204,858

3,150,000	Allegany County IDA (Atlantic Richfield)	6.625	09/01/2016	09/01/2002[b]	3,296,916

965,000	Andpress HDC (Andpress Plaza)	6.600	01/15/2023 [s]	08/01/2003[b]	994,211

6,940,000	Babylon IDA (WSNCHS East, Inc.)	6.500	08/01/2019 [s]	08/01/2010[b]	7,821,311

150,000	Babylon IDA (WWH Ambulance)	7.000	09/15/2001	09/15/2001	151,150

110,000	Baldwinsville Devel. Corp.	7.200	06/01/2010[s]	07/01/2001[b]	111,917

200,000	Battery Park City Authority	5.650	12/01/2013[s]	06/01/2001[b]	200,076

45,000	Battery Park City Authority	5.800	11/01/2022[s]	11/01/2005[b]	46,334

575,000	Blauvelt Volunteer Fire Company	6.000	10/15/2008	07/27/2005[c]	550,936

40,000	Brookhaven GO	6.400	10/01/2010	10/01/2002[b]	42,152

185,000	Brookhaven IDA (Dowling College)	6.200	03/01/2001	03/01/2001	185,348

195,000	Brookhaven IDA (Dowling College)	6.300	03/01/2002	03/01/2002	197,650

205,000	Brookhaven IDA (Dowling College)	6.400	03/01/2003	03/01/2003	210,014

875,000	Brookhaven IDA (Stony Brook Foundation)	5.750	11/01/2008	08/13/2005[c]	871,964

505,000	Buffalo GO	6.000	12/01/2015	12/01/2009[b]	555,904

50,000	Buffalo GO	6.250	02/01/2014	02/01/2001[b]	50,563

920,000	Carnegie Redevelopment Corp.	6.250	09/01/2005	10/19/2003[c]	919,420

1,550,000	Carnegie Redevelopment Corp.	6.500	09/01/2011	05/17/2009[c]	1,552,092

435,000	Cattaraugus County IDA (Jamestown Community College)	6.000	07/01/2012	01/27/2011[c]	456,580

60,000	Cayuga County COP (Auburn Memorial Hospital)	6.000	01/01/2021[s]	01/01/2006[b]	62,345

2,035,000	Chautauqua County Tobacco Asset Securitization Corp.	6.000	07/01/2012	10/15/2008[c]	2,079,953

795,000	Clifton Springs Hospital & Clinic	7.000	01/01/2005	09/17/2003[c]	787,702

275,000	Dutchess County IDA (Bard College)	6.500	11/01/2003	11/01/2003	291,327
STATEMENT OF INVESTMENTS Continued

Principal Amount		Coupon	Maturity	Effective Maturity*	Market Value See Note 1

New York Continued
$ 1,000,000	Dutchess County IDA (Bard College)	7.000%	11/01/2017[s]	11/01/2003[b]	$ 1,079,990

1,175,000	Dutchess County Res Rec (Solid Waste)	6.800	01/01/2010[s]	12/01/2002[g]	1,256,933

50,000	East Irondequoit CSD GO	6.125	05/15/2008	05/15/2002[b]	51,984

50,000	East Rochester UFSD GO	6.750	06/15/2011	06/15/2003[b]	53,682

290,000	Elmira HDC	7.500	08/01/2008	02/01/2001[b]	294,779

20,000	Elmira HDC	7.500	08/01/2009	02/01/2001[b]	20,330

350,000	Erie County IDA (FMC Corp.)	6.000	02/01/2003	01/31/2002[c]	350,269

730,000	Erie County IDA (Medaille College)	7.250	11/01/2010	03/24/2007[c]	731,270

130,000	Erie County IDA (Medaille College)	7.400	12/30/2002	06/30/2002[c]	132,063

420,000	Erie County IDA (Mercy Hospital)	5.900	06/01/2003	06/13/2002[c]	407,627

7,000,000	Erie County Tobacco Asset Securitization Corp.	6.000	07/15/2020	10/03/2009[e]	7,095,270

16,825,000	Erie County Tobacco Asset Securitization Corp.	6.500	07/15/2024	07/15/2011[b]	17,508,095

725,000	Franklin County IDA (Correctional Facilities)	6.375	11/01/2002	05/09/2002[c]	732,895

460,000	Franklin County IDA (Correctional Facilities)	6.750	11/01/2012[s]	11/01/2002[b]	479,196

2,035,000	Franklin County IDA COP	8.125	08/01/2006	11/11/2004[c]	2,217,885

2,120,000	Franklin County SWMA	6.000	06/01/2005	11/19/2003[c]	2,122,883

1,350,000	Franklin County SWMA	6.125	06/01/2009	12/28/2007[c]	1,345,275

70,000	Franklin County SWMA	6.250	06/01/2015[s]	06/01/2005[b]	70,266

830,000	Hamilton EHC (Hamilton Apartments)	11.250	01/01/2015 [s]	05/01/2001[b]	859,482

1,180,000	Hempstead IDA (South Shore YJCC)	5.950	11/01/2007	01/24/2005[c]	1,126,723

565,000	Herkimer County IDA (Burrows Paper)[i]	7.250	01/01/2001	01/01/2001	565,000

3,000,000	Herkimer County IDA (Burrows Paper)[i]	8.000	01/01/2009	10/28/2005[c]	3,109,140

1,020,000	Herkimer County IDA (College Foundation)	5.850	11/01/2010	10/26/2006[c]	1,035,535

2,560,000	Herkimer Hsg. Authority	7.150	03/01/2011[s]	07/08/2005[g]	2,594,662

15,000	Hudson HDC (Providence Hall-Schuyler Court)	6.400	07/01/2012[s]	01/01/2003[b]	15,415

25,000	Hudson HDC (Providence Hall-Schuyler Court)	6.500	01/01/2025[s]	01/01/2003[b]	25,656

365,000	Hudson IDA (Have, Inc.)	7.125	12/01/2007	03/20/2005[c]	360,719

3,685,000	Jamestown Hsg. Authority	6.125	07/01/2010[s]	10/09/2006[c]	3,754,904

2,000,000	Jefferson County IDA (Champion International)	7.200	12/01/2020	11/15/2002[b]	2,078,680

85,000	Lillian Cooper HDC	7.000	01/01/2022[s]	01/01/2002[b]	86,744

32,586	Locke Fire District #1[i]	7.500	07/01/2002	11/20/2001[c]	34,011

1,300,000	Lockport HDC	6.000	10/01/2018	03/28/2014[c]	1,278,966

1,275,000	Madison County IDA (Morrisville College)	6.750	07/01/2007	08/13/2004[c]	1,265,310

675,000	Madison County IDA (Oneida Healthcare Center)	5.300	07/01/2005	08/08/2003[c]	654,311

235,000	Medina Hsg. Corp.	8.250	08/15/2011[s]	02/15/2001[b]	240,295

520,000	Middleton IDA (Fleurchem, Inc.)[i]	7.125	12/01/2008	10/23/2005[c]	521,451

1,420,000	Middletown IDA (Southwinds Retirement Home)	5.875	03/01/2007	02/26/2004[c]	1,373,140

450,000	Middletown IDA (Southwinds Retirement Home)	7.250	03/01/2003	03/17/2002[c]	466,407

5,000	Monroe County Airport Authority (GRIA)	0.000	01/01/2004	01/01/2004	4,377

7,675,000	Monroe County COP	8.050	01/01/2011[s]	07/01/2001[b]	7,871,480
Principal Amount		Coupon	Maturity	Effective Maturity*	Market Value See Note 1

New York Continued
$ 30,000	Monroe County GO	6.100%	05/01/2003	05/01/2001[b]	$ 30,503

2,215,000	Monroe County IDA (Al Sigl Center)	6.125	12/15/2008	10/05/2005[c]	2,377,049

825,000	Monroe County IDA (Al Sigl Center)	6.375	12/15/2005	01/28/2004[c]	810,158

1,135,000	Monroe County IDA (Al Sigl Center)	6.750	12/15/2010	01/31/2009[c]	1,104,412

100,000	Monroe County IDA (Cohber Press)	7.550	12/01/2001	06/01/2001[b]	100,065

1,125,000	Monroe County IDA (Dayton Rogers Manufacturing)	5.850	12/01/2006	07/30/2004[c]	1,075,084

1,230,000	Monroe County IDA (DePaul Properties)	5.900	09/01/2007	11/27/2004[c]	1,187,208

330,000	Monroe County IDA (Geva Theatre)	7.750	04/01/2002	10/08/2001[c]	330,733

285,000	Monroe County IDA (Geva Theatre)	7.750	04/01/2003	04/01/2003	285,633

1,465,000	Monroe County IDA (Piano Works)	6.625	11/01/2006	07/11/2004[c]	1,448,695

125,000	Monroe County IDA (West End Business)	6.750	12/01/200 4	07/22/2003[c]	125,712

13,000,000	Monroe County Tobacco Asset Securitization Corp.	6.150	06/01/2025	01/22/2009[e]	13,254,670

11,165,000	Monroe County Tobacco Asset Securitization Corp.	6.375	06/01/2019[s]	06/01/2011[b]	11,586,032

730,000	Montgomery County IDA (ASMF)[i,t,u]	6.500	01/15/2003	01/15/2003	487,640

1,000,000	MTA Commuter Facilities, Series A	6.125	07/01/2012 [s]	07/01/2002[b]	1,043,670

6,600,000	MTA Commuter Facilities, Series A	6.500	07/01/2016	07/01/2007[b]	7,172,616

2,000,000	MTA Dedicated Tax Fund, Series A	6.125	04/01/2015	04/01/2010[b]	2,220,460

75,000	MTA Service Contract, Series 5	6.000	07/01/2018 [s]	07/01/2001[b]	75,367

20,000	MTA Service Contract, Series 5	6.500	07/01/2016 [s]	07/01/2001[b]	20,570

125,000	MTA Service Contract, Series 5	6.500	07/01/2016 [s]	07/01/2001[b]	128,705

1,000,000	MTA Service Contract, Series 5	7.000	07/01/2012 [s]	07/01/2001[b]	1,032,110

7,135,000	MTA, Series A	6.500	07/01/2016	07/01/2007[b]	7,754,033

15,000	MTA, Series K	6.000	07/01/2016[s]	07/01/2002[b]	15,281

65,000	MTA, Series M	6.000	07/01/2014[s]	07/01/2005[b]	67,522

20,000	Nassau County GO	6.375	05/15/2013	05/15/2002[b]	20,899

710,000	Nassau County GO Combined Sewer Districts, Series F	7.000	03/01/2015	03/01/2010[b]	833,086

720,000	Nassau County GO Combined Sewer Districts, Series F	7.000	03/01/2016	03/01/2010[b]	844,229

730,000	Nassau County GO Combined Sewer Districts, Series F	7.000	03/01/2017	03/01/2010[b]	854,764

740,000	Nassau County GO Combined Sewer Districts, Series F	7.000	03/01/2018	03/01/2010[b]	865,275

745,000	Nassau County GO Combined Sewer Districts, Series F	7.000	03/01/2019	03/01/2010[b]	869,303

90,000	Nassau County GO Combined Sewer Districts, Series F	7.000	03/01/2020	03/01/2010[b]	104,362

1,300,000	Nassau County GO General Improvement, Series F	6.500	03/01/2018	03/01/2010[b]	1,471,080

1,635,000	Nassau County GO General Improvement, Series F	6.500	03/01/2019	03/01/2010[b]	1,846,258

705,000	Nassau County GO General Improvement, Series F	7.000	03/01/2014	03/01/2010[b]	828,946
STATEMENT OF INVESTMENTS Continued

Principal Amount		Coupon	Maturity	Effective Maturity*	Market Value See Note 1

New York Continued
$ 3,435,000	Nassau County GO General Improvement, Series F	7.000%	03/01/2016	03/01/2010[b]	$ 4,027,675

245,000	Nassau County IDA (ACLD)	7.250	10/01/2004	04/27/2003[c]	248,038

525,000	Nassau County IDA (NSCFGA)	5.750	05/01/2008	02/13/2005[c]	497,138

1,370,000	Nassau County IDA (United Cerebral Palsy)	5.750	11/01/2007	01/18/2005[c]	1,345,874

3,260,000	Nassau County IDA (United Cerebral Palsy)	5.750	11/01/2009	12/01/2005[c]	3,174,784

680,000	Nassau County Tobacco Settlement Corp.	5.300	07/15/2012	07/15/2003[e]	701,026

545,000	Nassau County Tobacco Settlement Corp.	5.400	07/15/2013	07/15/2004[e]	562,811

615,000	Nassau County Tobacco Settlement Corp.	5.500	07/15/2014	07/15/2005[e]	636,088

645,000	Nassau County Tobacco Settlement Corp.	5.625	07/15/2015	07/15/2006[e]	669,703

590,000	Nassau County Tobacco Settlement Corp.	5.750	07/15/2016	07/15/2007[e]	614,361

250,000	Nassau County Tobacco Settlement Corp.	6.250	07/15/2020	07/15/2012[e]	256,765

475,000	New Rochelle IDA (College of New Rochelle)	6.000	07/01/2002	01/05/2002[c]	482,220

275,000	New Rochelle IDA (College of New Rochelle)	6.400	07/01/2004	07/01/2002[a]	289,421

220,000	Newark SCHC (Newark Rose Garden Apartments)	9.000	03/01/2011[s]	03/01/2001[b]	226,868

2,025,000	Newark-Wayne Community Hospital	7.600	09/01/2015 [s]	03/21/2005[g]	2,064,123

1,050,000	Niagara County IDA (Sevenson Hotel)	5.750	05/01/200 3	04/30/2002[c]	1,041,033

1,175,000	Niagara County Tobacco Asset Securitization Corp.	5.875	05/15/2022	05/15/2011[b]	1,190,851

11,995,000	Niagara County Tobacco Asset Securitization Corp.	6.750	05/15/2029[s]	05/15/2011[b]	12,638,772

1,195,000	Niagara Falls CSD COP (High School Facility)	6.500	06/15/2019	06/15/2009[b]	1,273,727

3,470,000	NYCounties Tobacco Trust I (TASC)	5.800	06/01/2023	04/11/2004[e]	3,569,589

14,195,000	NYCounties Tobacco Trust I (TASC)	6.300	06/01/2019 [s]	06/01/2011[b]	14,592,602

13,240,000	NYCounties Tobacco Trust I (TASC) RITES[i]	6.828[r]	06/01/2028	03/22/2011[e]	14,511,437

50,000	NYC GO	0.000	08/15/2001	08/15/2001	48,713

1,000,000	NYC GO	0.000	02/01/2003	02/01/2003	914,630

20,000	NYC GO	5.500	10/01/2014	10/01/2005[b]	20,515

10,000	NYC GO	5.500	10/01/2016	10/01/2005[b]	10,206

15,000	NYC GO	5.600	12/01/2010	06/01/2001[b]	15,064

10,000	NYC GO	5.625	10/01/2012	10/01/2003[b]	10,372

20,000	NYC GO	5.625	10/01/2013	10/01/2005[b]	20,691

15,000	NYC GO	5.625	08/01/2014	08/01/2006[b]	15,559

45,000	NYC GO	5.750	08/01/2011	08/01/2002[b]	46,505

45,000	NYC GO	5.750	05/15/2012	05/15/2005[b]	46,679

20,000	NYC GO	5.750	08/15/2012	08/15/2005[b]	20,790

25,000	NYC GO	5.750	05/15/2013	05/15/2005[b]	25,875

80,000	NYC GO	5.750	08/15/2013	08/15/2005[b]	82,960

55,000	NYC GO	5.750	10/15/2013	10/15/2009[b]	58,475

5,000	NYC GO	5.750	05/15/2014	05/15/2003[a]	5,260

10,000	NYC GO	5.750	05/15/2014	05/15/2003[b]	10,334

65,000	NYC GO	5.750	08/15/2014	08/15/2005[b]	67,291

25,000	NYC GO	5.750	08/01/2015	08/01/2005[b]	25,936

75,000	NYC GO	5.750	08/15/2015	08/15/2005[b]	77,512

25,000	NYC GO	5.750	02/01/2017[s]	02/01/2008[b]	26,083
Principal Amount		Coupon	Maturity	Effective Maturity*	Market Value See Note 1

New York Continued
$ 60,000	NYC GO	5.800%	08/01/2013	08/01/2005[b]	$ 62,281

25,000	NYC GO	5.875	03/15/2014	03/15/2006[b]	26,475

50,000	NYC GO	6.000	08/01/2006	02/01/2001[a]	50,085

15,000	NYC GO	6.000	08/01/2006	02/01/2001[b]	15,023

25,000	NYC GO	6.000	08/01/2008	08/01/2003[b]	26,318

5,000	NYC GO	6.000	08/01/2008	02/01/2001[b]	5,008

15,000	NYC GO	6.000	05/15/2010	05/15/2003[b]	15,759

30,000	NYC GO	6.000	08/01/2010	08/01/2003[b]	31,608

55,000	NYC GO	6.000	02/01/2011	02/01/2006[b]	59,149

30,000	NYC GO	6.000	02/15/2011	02/15/2005[b]	31,827

130,000	NYC GO	6.000	08/01/2011	02/01/2001[a]	130,198

25,000	NYC GO	6.000	08/01/2011	08/01/2003[b]	26,340

5,000	NYC GO	6.000	08/01/2011	02/01/2001[b]	5,008

45,000	NYC GO	6.000	02/15/2012	02/15/2005[b]	47,584

30,000	NYC GO	6.000	08/01/2012	02/01/2001[a]	30,042

115,000	NYC GO	6.000	08/01/2012	08/01/2003[b]	120,200

20,000	NYC GO	6.000	02/15/2014	02/15/2005[b]	21,041

25,000	NYC GO	6.000	02/15/2015	02/15/2005[b]	26,253

10,000	NYC GO	6.000	05/15/2015	05/15/2003[b]	10,445

450,000	NYC GO	6.000	08/01/2015	02/01/2001[a]	450,765

10,000	NYC GO	6.000	08/01/2016[s]	08/01/2006[b]	10,660

50,000	NYC GO	6.000	08/01/2016[s]	08/01/2006[b]	53,649

10,000	NYC GO	6.000	05/15/2019	05/15/2003[b]	10,353

15,000	NYC GO	6.000	08/15/2026[s]	08/15/2008[b]	15,863

65,000	NYC GO	6.125	08/01/2011	08/01/2004[b]	69,605

2,500,000	NYC GO	6.250	08/01/2008	08/01/2006[b]	2,756,900

15,000	NYC GO	6.250	10/01/2008	10/01/2002[b]	15,700

3,050,000	NYC GO	6.250	08/01/2009	08/01/2006[b]	3,352,255

75,000	NYC GO	6.250	08/01/2010	08/01/2004[b]	80,623

2,000,000	NYC GO	6.250	08/01/2012	08/01/2006[b]	2,178,500

4,050,000	NYC GO	6.250	08/01/2013	08/01/2006[b]	4,394,776

25,000	NYC GO	6.250	04/01/2016	04/01/2006[b]	26,878

70,000	NYC GO	6.250	08/01/2016	08/01/2002[b]	72,435

40,000	NYC GO	6.250	08/01/2017[s]	08/01/2006[b]	43,078

110,000	NYC GO	6.250	08/01/2019	08/01/2004[b]	113,826

75,000	NYC GO	6.250	08/01/2021	08/01/2002[b]	77,503

875,000	NYC GO	6.300	08/15/2008	08/15/2005[b]	951,212

425,000	NYC GO	6.375	08/01/2006	08/01/2002[b]	444,410

1,485,000	NYC GO	6.375	08/01/2007	08/01/2002[b]	1,552,003

6,500,000	NYC GO	6.375	08/15/2009	08/15/2005[b]	7,084,935

1,495,000	NYC GO	6.375	08/01/2010	08/01/2005[b]	1,629,311

815,000	NYC GO	6.375	08/15/2010	08/15/2005[b]	888,342

105,000	NYC GO	6.375	08/15/2011	08/15/2005[b]	114,449

7,900,000	NYC GO	6.375	08/01/2012	08/15/2005[b]	8,512,961

95,000	NYC GO	6.500	08/01/2005	08/01/2002[b]	99,519
STATEMENT OF INVESTMENTS Continued

Principal Amount		Coupon	Maturity	Effective Maturity*	Market Value See Note 1

New York Continued
$ 20,000	NYC GO	6.500%	08/01/2006	08/01/2002[b]	$ 20,951

95,000	NYC GO	6.500	08/01/2008	08/01/2002[b]	99,519

8,725,000	NYC GO	6.500	08/01/2011	08/01/2002[b]	9,140,048

70,000	NYC GO	6.500	08/01/2012	08/01/2002[b]	72,994

55,000	NYC GO	6.500	08/01/2013	08/01/2002[b]	57,465

20,000	NYC GO	6.500	08/01/2014	08/01/2002[b]	20,896

103,000	NYC GO	6.500	08/01/2014	08/15/2005[b]	112,134

40,000	NYC GO	6.500	08/01/2016	08/01/2005[b]	43,547

10,000,000	NYC GO	6.500	05/15/2017	05/15/2010[b]	11,266,400

70,000	NYC GO	6.500	08/01/2019[s]	08/01/2005[b]	75,035

4,675,000	NYC GO	6.600	10/01/2016	10/01/2002[b]	4,876,305

30,000	NYC GO	6.750	10/01/2005	10/01/2002[b]	31,779

5,000	NYC GO	6.750	10/01/2006	10/01/2002[b]	5,296

65,000	NYC GO	7.000	02/01/2001	02/01/2001[a]	65,170

20,000	NYC GO	7.000	02/01/2001	02/01/2001	20,052

5,000	NYC GO	7.000	02/01/2002	02/01/2001[a]	5,021

20,000	NYC GO	7.000	08/15/2002	02/15/2001[a]	20,069

35,000	NYC GO	7.000	02/01/2003	02/01/2001[a]	35,090

260,000	NYC GO	7.000	02/01/2006	02/01/2002[b]	271,128

160,000	NYC GO	7.000	12/01/2006	06/01/2001[b]	161,992

365,000	NYC GO	7.000	08/01/2007	08/01/2006[b]	415,257

5,000	NYC GO	7.000	02/01/2009	02/01/2001[b]	5,012

5,000	NYC GO	7.000	10/01/2010	10/01/2002[b]	5,317

5,000	NYC GO	7.000	12/01/2010	06/01/2001[b]	5,058

5,000	NYC GO	7.000	02/01/2011	02/01/2001[b]	5,012

30,000	NYC GO	7.000	02/01/2012	02/01/2001[b]	30,065

185,000	NYC GO	7.000	10/01/2013	10/01/2002[a]	196,810

25,000	NYC GO	7.000	10/01/2015	04/01/2001[a]	25,174

1,520,000	NYC GO	7.000	02/01/2016	02/01/2002[b]	1,582,153

70,000	NYC GO	7.000	10/01/2016	04/01/2001[a]	70,461

15,000	NYC GO	7.000	02/01/2017	02/01/2002[b]	15,613

5,000	NYC GO	7.000	02/01/2018	02/01/2002[a]	5,231

120,000	NYC GO	7.000	02/01/2018	02/01/2002[b]	124,920

35,000	NYC GO	7.000	10/01/2018	04/01/2001[a]	35,231

15,000	NYC GO	7.000	10/01/2019	04/01/2001[a]	15,712

15,000	NYC GO	7.000	02/01/2022	02/01/2002[b]	15,615

5,000	NYC GO	7.100	02/01/2004	02/01/2001[b]	5,012

175,000	NYC GO	7.100	02/01/2009	02/01/2002[b]	182,674

20,000	NYC GO	7.100	02/01/2010	02/01/2002[b]	20,877

25,000	NYC GO	7.200	08/01/2001	02/01/2001[a]	25,069

30,000	NYC GO	7.200	08/01/2002	02/01/2001[b]	30,529

5,000	NYC GO	7.200	02/01/2005	02/01/2001[b]	5,013

50,000	NYC GO	7.250	12/01/2001	06/01/2001[b]	50,679

40,000	NYC GO	7.250	10/01/2005	04/01/2001[a]	40,621

100,000	NYC GO	7.250	02/01/2007	02/01/2001[a]	100,279
Principal Amount		Coupon	Maturity	Effective Maturity*	Market Value See Note 1

New York Continued
$ 5,000	NYC GO	7.250%	02/01/2007	02/01/2001[b]	$ 5,013

15,000	NYC GO	7.250	08/15/2017	02/15/2001[a]	15,172

5,000	NYC GO	7.500	08/15/2001	02/15/2001[b]	5,021

120,000	NYC GO	7.500	08/15/2003	02/15/2001[b]	121,384

20,000	NYC GO	7.500	12/01/2003	06/01/2001[a]	20,290

10,125,000	NYC GO	7.500	02/01/2004	02/01/2002[b]	10,611,607

2,000,000	NYC GO	7.500	02/01/2004	02/01/2002[b]	2,231,740

25,000	NYC GO	7.500	12/01/2004	06/01/2001[a]	25,363

160,000	NYC GO	7.500	02/01/2005	02/01/2002[b]	167,690

5,000	NYC GO	7.500	08/15/2005	02/15/2001[b]	5,020

2,900,000	NYC GO	7.500	02/01/2006	02/01/2002[b]	3,039,374

235,000	NYC GO	7.500	02/01/2007	02/01/2002[b]	246,294

30,000	NYC GO	7.500	02/01/2008	02/01/2002[b]	31,442

1,185,000	NYC GO	7.500	02/01/2009	02/01/2002[b]	1,241,951

40,000	NYC GO	7.650	02/01/2007	02/01/2002[b]	41,986

5,000	NYC GO	7.700	02/01/2009	02/01/2002[b]	5,251

315,000	NYC GO	7.750	08/15/2001	02/15/2001[b]	318,789

5,000	NYC GO	7.750	08/15/2005	08/15/2001[b]	5,190

75,000	NYC GO	7.750	08/15/2006	08/15/2001[b]	77,727

15,000	NYC GO	7.750	08/15/2007	08/15/2001[b]	15,545

20,000	NYC GO	7.750	08/15/2014	08/15/2001[b]	20,727

35,000	NYC GO	7.875	08/01/2004	02/01/2001[b]	35,633

15,000	NYC GO	8.000	08/01/2001	02/01/2001[b]	15,051

5,000	NYC GO	8.000	08/01/2003	02/01/2001[b]	5,016

60,000	NYC GO	8.000	08/01/2003	08/01/2001[b]	62,192

5,000	NYC GO	8.250	08/01/2011	08/01/2001[b]	5,197

1,355,000	NYC GO CAB	0.000[v]	05/15/2014	05/15/2008[b]	1,266,952

5,000,000	NYC GO CARS	7.120[r]	09/01/2011	08/01/2002[b]	5,368,750

10,000	NYC GO DIAMONDS	0.000[v]	08/01/2007	08/01/2002[b]	9,396

1,950,000	NYC GO LIMO	0.000[v]	02/01/2007	02/01/2002[b]	1,881,613

115,000	NYC GO PRAMS	0.000[v]	10/01/2006	10/01/2002[b]	107,934

400,000	NYC HDC (Barclay Avenue)	5.750	04/01/2007	06/19/2004[c]	402,672

1,715,000	NYC HDC (Multifamily Hsg.), Series A	6.550	10/01/2015[s]	04/01/2003[b]	1,800,047

110,000	NYC HDC (Multifamily Hsg.), Series A	7.300	06/01/2010 [s]	06/01/2001[b]	113,338

235,000	NYC HDC (Multifamily Hsg.), Series A	7.350	06/01/2019 [s]	06/01/2001[b]	242,182

1,970,000	NYC HDC (Pass Through Certificate)[i]	6.500	09/20/2003	05/18/2003[c]	2,073,307

1,835,000	NYC IDA (Acme Architectural Products)	5.875	11/01/2009	03/21/2006[c]	1,718,789

730,000	NYC IDA (ALA Realty)	7.000	12/01/2005	01/15/2004[c]	741,147

1,840,000	NYC IDA (American Airlines)	6.900	08/01/2024	08/01/2006[b]	1,899,929

630,000	NYC IDA (Atlantic Veal & Lamb)	7.250	12/01/2008	10/18/2005[c]	638,921

1,100,000	NYC IDA (Blood Center)	6.800	05/01/2002	11/05/2001[c]	1,138,269

295,000	NYC IDA (Brooklyn Heights Montessori School)	7.500	01/01/2007	09/23/2004[c]	298,180

745,000	NYC IDA (Chardan Corp.)	6.250	11/01/2008	01/24/2006[c]	738,317

450,000	NYC IDA (College of Aeronautics)	5.500	05/01/2013	05/01/2010[b]	452,412
STATEMENT OF INVESTMENTS Continued

Principal Amount		Coupon	Maturity	Effective Maturity*	Market Value See Note 1

New York Continued
$ 360,000	NYC IDA (College of New Rochelle)	6.200%	09/01/2010[s]	09/01/2005[b]	$ 388,577

660,000	NYC IDA (Comprehensive Care Management)	5.750	11/01/2008	08/23/2005[c]	620,638

260,000	NYC IDA (Comprehensive Care Management)	5.750	11/01/2008	08/15/2005[c]	244,873

565,000	NYC IDA (Comprehensive Care Management)	7.250	12/01/2006	08/25/2004[c]	559,339

737,633	NYC IDA (Cummins Engine)	6.500	03/01/2005	03/07/2003[c]	732,758

395,000	NYC IDA (Elmhurst Parking Garage)	7.400	07/30/2002	02/04/2002[c]	407,198

840,000	NYC IDA (Essie Cosmetics)	5.500	11/01/2008	08/18/2005[c]	791,028

45,000	NYC IDA (Federation Protestant Welfare)	6.950	11/01/2011	11/01/2001[b]	46,691

1,095,000	NYC IDA (Friends Seminary School)	6.250	09/15/2010	09/28/2006[c]	1,098,033

1,195,000	NYC IDA (Gabrielli Truck Sales)	7.250	12/01/2007	03/16/2005[c]	1,199,816

16,925,000	NYC IDA (Japan Airlines)	6.000	11/01/2015[s]	07/27/2004[g]	17,962,333

805,000	NYC IDA (JBFS)	6.500	12/15/2002	06/21/2002[c]	807,045

435,000	NYC IDA (Julia Gray)	6.500	11/01/2007	01/31/2005[c]	432,233

400,000	NYC IDA (Koenig Manufacturing)	7.375	12/01/2010	02/03/2007[c]	406,364

1,095,000	NYC IDA (Little Red Schoolhouse)	5.750	11/01/2007	01/24/2005[c]	1,035,859

855,000	NYC IDA (MediSys Health Network)	5.750	03/15/2006	06/12/2004[c]	830,521

740,000	NYC IDA (Morrisons Pastry)	5.750	11/01/2009	01/16/2005[c]	700,306

2,030,000	NYC IDA (NYC Outward Bound Center)	6.750	11/01/2010 [s]	11/01/2001[b]	2,059,638

280,000	NYC IDA (Ohel Children’s Home & Family Services)	7.125	03/15/2003	04/03/2002[c]	297,494

2,590,000	NYC IDA (Plaza Packaging)	7.650	12/01/2009[s]	06/01/2001[b]	2,661,225

2,000,000	NYC IDA (Polytechnic University)	6.000	11/01/2020	08/21/2017[c]	2,085,640

640,000	NYC IDA (Precision Gear)	5.875	11/01/2009	04/01/2006[c]	605,389

545,000	NYC IDA (Precision Gear)	5.875	11/01/2009	03/08/2006[c]	515,526

195,000	NYC IDA (Precision Gear)	6.500	11/01/2008	09/05/2005[c]	193,937

495,000	NYC IDA (Promotional Slideguide)	7.000	12/01/2005	01/25/2004[c]	499,450

2,515,000	NYC IDA (Special Needs Facilities Pooled Program)	5.950	07/01/2008	07/21/2004[c]	2,388,093

165,000	NYC IDA (Streamline Plastics)	7.125	12/01/2005	01/25/2004[c]	166,704

18,070,000	NYC IDA (Terminal One Group Association)	6.000	01/01/2015[s]	01/01/2006[b]	18,824,965

215,000	NYC IDA (Terminal One Group Association)	6.000	01/01/2019[s]	01/01/2006[b]	222,639

1,090,000	NYC IDA (Ulano)	6.250	11/01/2006	07/06/2004[c]	1,061,278

160,000	NYC IDA (United Nations School)	6.050	12/01/2005	12/01/2005	169,710

170,000	NYC IDA (United Nations School)	6.100	12/01/2006	12/01/2006	181,946

180,000	NYC IDA (United Nations School)	6.150	12/01/2007	12/01/2007	194,436

500,000	NYC IDA (USTA National Tennis Center)	6.375	11/15/201 4[s]	11/15/2004[b]	541,495

2,200,000	NYC IDA (Visy Paper)	7.550	01/01/2005	05/06/2003[c]	2,236,432

4,000,000	NYC IDA (Visy Paper)	7.800	01/01/2016[s]	10/03/2007[g]	4,196,640

530,000	NYC IDA (World Casing Corp.)	5.950	11/01/2007	01/25/2005[c]	522,384

20,000	NYC Municipal Water Finance Authority	5.500	06/15/2019 [s]	06/15/2005[b]	20,359

855,000	NYC Municipal Water Finance Authority	5.750	06/15/201 3[s]	06/15/2001[a]	932,010

50,000	NYC Municipal Water Finance Authority	5.750	06/15/2013 [s]	06/15/2001[a]	55,231

40,000	NYC Municipal Water Finance Authority	5.750	06/15/2018 [s]	06/15/2004[b]	41,058

1,135,000	NYC Municipal Water Finance Authority	6.250	06/15/2021[s]	06/15/2001[b]	1,144,364

40,000	NYC Municipal Water Finance Authority	7.100	06/15/2012 [s]	06/15/2001[b]	40,892
Principal Amount		Coupon	Maturity	Effective Maturity*	Market Value See Note 1

New York Continued
$ 50,000	NYC Municipal Water Finance Authority	7.100%	06/15/2012	06/15/2001[b]	$ 51,092

25,000	NYC Public Hsg. Authority	6.000	01/01/2004	07/01/2001[b]	25,460

1,760,000	NYS COP	7.625	03/01/2009[s]	08/22/2001[g]	1,830,646

30,000	NYS DA (Bishop Henry B. Hucles Nursing Home)	5.625	07/01/2018[s]	07/01/2008[b]	30,625

265,000	NYS DA (Brooklyn Law School)	6.375	07/01/2007 [s]	07/01/2001[b]	273,204

125,000	NYS DA (Brooklyn Law School)	6.400	07/01/2011 [s]	07/01/2001[b]	128,790

15,000,000	NYS DA (Catholic Health Services)	6.500	07/01/2020 [s]	07/01/2011[b]	16,345,500

15,000	NYS DA (City University)	0.000	07/01/2004	09/25/2003[c]	12,570

60,000	NYS DA (City University)	0.000	07/01/2004	09/25/2003[c]	50,147

35,000	NYS DA (City University)	0.000	07/01/2005	11/25/2003[c]	27,382

75,000	NYS DA (City University)	5.500	07/01/2012[s]	07/01/2005[b]	77,150

1,900,000	NYS DA (City University)	6.000	07/01/2010	07/01/2006[b]	2,054,280

75,000	NYS DA (City University)	6.000	07/01/2016	03/01/2001[a]	75,243

25,000	NYS DA (College of St. Rose)	6.000	07/01/2011[s]	07/01/2002[b]	26,002

5,000	NYS DA (Dept. of Health)	5.500	07/01/2014	07/01/2006[b]	5,115

50,000	NYS DA (Dept. of Health)	5.900	07/01/2009	07/01/2004[b]	52,926

25,000	NYS DA (Dept. of Health)	7.400	07/01/2004	07/01/2001[b]	25,551

40,000	NYS DA (Jewish Geriatric)	7.150	08/01/2014	08/01/2004[b]	43,954

50,000	NYS DA (Jewish Geriatric)	7.350	08/01/2029	08/01/2004[b]	55,269

40,000	NYS DA (JGB Health Facilities)	7.000	07/01/2009 [s]	07/01/2001[b]	40,840

3,960,000	NYS DA (KMH Homes)	6.950	08/01/2031	08/01/2001[b]	4,086,007

25,000	NYS DA (Manhattan College)	6.500	07/01/2019[s]	07/01/2002[b]	26,040

20,000	NYS DA (Marist College)	7.125	07/01/2010[s]	07/01/2001[b]	20,445

2,530,000	NYS DA (Miriam Osborn Memorial Home Association)	6.875	07/01/2019[s]	07/01/2010[b]	2,872,663

4,750,000	NYS DA (Mount Sinai School of Medicine)	6.750	07/01/2009[s]	07/01/2001[b]	4,905,895

760,000	NYS DA (Mount Sinai School of Medicine)	6.750	07/01/2015[s]	07/01/2001[b]	784,046

885,000	NYS DA (MSH/NYU Hospitals Center/HJDOI Obligated Group)	6.000	07/01/2013	07/01/2011[b]	931,861

3,000,000	NYS DA (MSH/NYU Hospitals Center/HJDOI Obligated Group)	6.000	07/01/2014	07/01/2011[b]	3,136,740

14,540,000	NYS DA (MSH/NYU Hospitals Center/HJDOI Obligated Group)	6.500	07/01/2015	07/01/2011[b]	15,706,544

11,830,000	NYS DA (MSH/NYU Hospitals Center/HJDOI Obligated Group)	6.500	07/01/2016	07/01/2011[b]	12,720,444

12,000,000	NYS DA (MSH/NYU Hospitals Center/HJDOI Obligated Group)	6.500	07/01/2017	07/01/2011[b]	12,863,760

5,000,000	NYS DA (MSH/NYU Hospitals Center/HJDOI Obligated Group)	6.625	07/01/2019	07/01/2011[b]	5,384,350

70,000	NYS DA (New Hope Community)	5.700	07/01/2017[s]	07/01/2005[b]	71,940

50,000	NYS DA (Nursing Homes)	5.500	07/01/2010[s]	07/01/2007[b]	52,177

2,325,000	NYS DA (Nyack Hospital)	6.250	07/01/2013	05/10/2009[c]	2,326,906

10,000	NYS DA (NYS Association for Retarded Children)	7.100	07/01/2003	07/01/2001[b]	10,123

25,000	NYS DA (NYS Association for Retarded Children)	7.600	07/01/2018[s]	07/01/2001[b]	25,313
STATEMENT OF INVESTMENTS Continued

Principal Amount		Coupon	Maturity	Effective Maturity*	Market Value See Note 1

New York Continued
$ 2,000,000	NYS DA (Park Ridge Hsg.)	6.375%	08/01/2020[s]	08/01/2010[b]	$ 2,190,180

1,470,000	NYS DA (Park Ridge Hsg.)	6.500	08/01/2025[s]	08/01/2010[b]	1,616,500

950,000	NYS DA (Pooled Capital Program)	7.800	12/01/2005 [s]	06/01/2001[b]	972,486

20,000	NYS DA (St. Vincent’s Hospital)	5.750	08/01/2015 [s]	08/01/2007[b]	21,044

25,000	NYS DA (St. Vincent’s Hospital)	7.375	08/01/2011	08/01/2001[b]	25,923

1,150,000	NYS DA (State University Educational Facilities)	5.750	05/15/2010	05/15/2006[b]	1,235,169

930,000	NYS DA (State University Educational Facilities)	6.000	05/15/2017	05/15/2001[b]	930,753

60,000	NYS DA (State University Educational Facilities)	6.000	05/15/2017	05/15/2001[b]	60,053

25,000	NYS DA (Suffolk County Judicial Facilities)	7.000	04/15/2016[s]	04/15/2001[b]	25,647

330,000	NYS DA (Suffolk County Judicial Facilities)	9.000	10/15/2001[s]	04/15/2001[b]	340,230

10,000	NYS DA (Suffolk County Judicial Facilities)	9.000	10/15/2001[s]	04/15/2001[b]	10,280

155,000	NYS DA (Suffolk County Judicial Facilities)	9.250	04/15/2006[s]	04/15/2001[b]	165,912

30,000	NYS DA (Suffolk County Judicial Facilities)	9.500	04/15/2014[s]	04/15/2001[b]	34,333

145,000	NYS DA (University of Rochester)	6.500	07/01/2009 [s]	07/01/2001[b]	145,989

20,000	NYS DA (University of Rochester)	6.500	07/01/2009 [s]	07/01/2001[b]	20,136

60,000	NYS DA (Upstate Community Colleges)	5.500	07/01/2014 [s]	07/01/2005[b]	61,258

55,000	NYS DA (Upstate Community Colleges)	5.625	07/01/2012 [s]	07/01/2004[b]	56,797

35,000	NYS DA (Upstate Community Colleges)	5.875	07/01/2016 [s]	07/01/2009[b]	37,014

20,000	NYS DA (WHELC)	5.800	02/01/2028	08/01/2005[b]	20,457

195,000	NYS EFC (Consolidated Water)	7.150	11/01/2014 [s]	11/01/2006[b]	200,435

20,000	NYS EFC (New Rochelle Water)	6.400	12/01/2024	06/01/2002[b]	20,274

25,000	NYS EFC (NYS Water Services)	6.600	03/15/2012	03/15/2001[b]	25,614

2,025,000	NYS EFC (NYS Water Services)	6.700	09/15/2004	03/15/2001[b]	2,069,489

200,000	NYS EFC (NYS Water Services)	6.850	03/15/2003	03/15/2001[b]	204,402

2,540,000	NYS EFC (NYS Water Services)	6.875	06/15/2010 [s]	06/15/2001[b]	2,621,280

1,705,000	NYS EFC (NYS Water Services)	6.875	06/15/2014 [s]	11/15/2004[b]	1,852,755

580,000	NYS EFC (NYS Water Services)	6.900	05/15/2015 [s]	05/22/2004[g]	637,768

750,000	NYS EFC (NYS Water Services)	6.900	11/15/2015 [s]	11/15/2004[b]	824,700

210,000	NYS EFC (NYS Water Services)	7.200	03/15/2011 [s]	03/15/2001[b]	214,681

640,000	NYS EFC (NYS Water Services)	7.250	06/15/2010 [s]	06/15/2001[b]	661,562

350,000	NYS EFC (NYS Water Services)	7.500	03/15/2011 [s]	03/15/2001[b]	352,289

14,415,000	NYS EFC (NYS Water Services)	7.500	06/15/2012 [s]	06/15/2001[b]	14,782,582

50,000	NYS EFC (State Park Infrastructure)	5.750	03/15/2013 [s]	03/15/2004[b]	51,296

22,810,000	NYS ERDA (Brooklyn Union Gas)	6.750	02/01/2024	05/06/2002[b]	23,810,447

11,505,000	NYS ERDA (Brooklyn Union Gas)	6.750	02/01/2024	05/12/2002[b]	12,029,168

15,000	NYS ERDA (Central Hudson G&E)	6.250	06/01/2007 [s]	06/01/2001[b]	15,018

25,000	NYS ERDA (Con Ed)	6.375	12/01/2027	12/01/2001[b]	25,484

200,000	NYS ERDA (Con Ed)	6.375	12/01/2027	12/01/2001[b]	204,314

11,745,000	NYS ERDA (Con Ed)	6.750	01/15/2027	06/15/2001[b]	11,877,718

22,360,000	NYS ERDA (Con Ed)	6.750	01/15/2027	07/15/2001[b]	22,856,392

9,400,000	NYS ERDA (Con Ed)	6.750	01/15/2027	06/15/2001[b]	9,569,200

30,295,000	NYS ERDA (Con Ed)	7.500	01/01/2026	07/01/2001[b]	30,931,195

1,170,000	NYS ERDA (Con Ed)	7.500	01/01/2026	07/01/2001[b]	1,198,080

2,995,000	NYS ERDA (LILCO)	6.900	08/01/2022	02/01/2002[b]	3,166,074

1,975,000	NYS ERDA (LILCO)	7.150	09/01/2019	06/15/2002[b]	2,066,107
Principal Amount		Coupon	Maturity	Effective Maturity*	Market Value See Note 1

New York Continued
$12,750,000	NYS ERDA (LILCO)	7.150%	06/01/2020	06/15/2002[b]	$13,338,157

680,000	NYS ERDA (LILCO)	7.150	12/01/2020	06/15/2002[b]	711,368

15,000	NYS ERDA (LILCO)	7.150	02/01/2022	06/15/2002[a]	15,886

920,000	NYS ERDA (LILCO)	7.150	02/01/2022	06/15/2002[b]	962,440

17,500,000	NYS ERDA (NIMO)	6.625	10/01/2013	10/01/2001[b]	18,120,375

3,575,000	NYS ERDA (RG&E)	6.500	05/15/2032	05/15/2002[b]	3,707,454

10,975,000	NYS GO	6.125	06/15/2014[s]	06/15/2004[b]	11,712,191

40,000	NYS GO	6.600	12/01/2014	06/01/2001[b]	40,762

65,000	NYS HFA (Children’s Rescue)	7.500	05/01/2001	05/01/2001	65,219

114,000	NYS HFA (General Hsg.)	6.500	11/01/2003	05/01/2001[b]	115,320

10,000	NYS HFA (General Hsg.)	6.600	11/01/2005	05/01/2001[b]	10,117

30,000	NYS HFA (General Hsg.)	6.600	11/01/2006	05/01/2001[b]	30,350

1,435,000	NYS HFA (Health Facility)	6.000	05/01/2007	05/01/2007	1,540,602

2,165,000	NYS HFA (Health Facility)	6.000	05/01/2008	05/01/2006[b]	2,322,244

1,420,000	NYS HFA (HELP-Bronx Hsg.)	8.050	11/01/2005[s]	05/01/2001[b]	1,483,758

15,000	NYS HFA (HELP-Westchester Hsg.)	7.550	11/01/2002	05/01/2001[b]	15,025

5,000	NYS HFA (Hospital & Nursing Home)	5.500	11/01/2005	05/01/2001[a]	5,276

5,000	NYS HFA (Hospital & Nursing Home)	5.500	11/01/2012	05/01/2001[a]	5,348

15,000	NYS HFA (Hospital & Nursing Home)	5.875	11/01/2010	05/01/2001[a]	16,455

10,000	NYS HFA (Hospital & Nursing Home)	5.875	11/01/2011	05/01/2001[a]	11,002

5,000	NYS HFA (Hospital & Nursing Home)	5.900	11/01/2003	05/01/2001[a]	5,220

30,000	NYS HFA (Hospital & Nursing Home)	5.900	11/01/2005	05/01/2001[a]	32,095

5,000	NYS HFA (Hospital & Nursing Home)	5.900	11/01/2010	05/01/2001[a]	5,495

35,000	NYS HFA (Hospital & Nursing Home)	6.000	11/01/2014	05/01/2001[b]	38,703

10,000	NYS HFA (Hospital & Nursing Home)	6.375	11/01/2001	11/01/2001	10,196

10,000	NYS HFA (Hospital & Nursing Home)	6.875	11/01/2004	05/01/2001[a]	10,914

5,000	NYS HFA (Hospital & Nursing Home)	6.875	11/01/2005	05/01/2001[a]	5,572

410,000	NYS HFA (Hospital & Nursing Home)	6.875	11/01/2007	05/01/2001[a]	445,014

5,000	NYS HFA (Hospital & Nursing Home)	6.875	11/01/2009	05/01/2001[a]	5,842

3,000	NYS HFA (Hospital & Nursing Home)	6.875	11/01/2010	05/01/2001[a]	3,535

590,000	NYS HFA (Hospital & Nursing Home)	7.000	11/01/2017	05/01/2001[a]	698,489

75,000	NYS HFA (Meadow Manor)	7.750	11/01/2019[s]	05/01/2001[b]	75,259

190,000	NYS HFA (Monroe County Health Facilities)	7.625	05/01/2005[s]	05/01/2001[b]	195,736

10,000	NYS HFA (Multifamily Hsg.)	0.000	11/01/2010	11/01/2006[b]	5,860

200,000	NYS HFA (Multifamily Hsg.)	0.000	11/01/2011	11/01/2006[b]	110,422

130,000	NYS HFA (Multifamily Hsg.)	0.000	11/01/2013	11/01/2006[b]	63,141

30,000	NYS HFA (Multifamily Hsg.)	5.850	08/15/2013[s]	02/15/2005[b]	30,514

5,000	NYS HFA (Multifamily Hsg.)	6.000	08/15/2003	08/15/2003	5,132

1,000,000	NYS HFA (Multifamily Hsg.)	6.100	08/15/2016 [s]	08/15/2008[b]	1,025,010

35,000	NYS HFA (Multifamily Hsg.)	6.200	08/15/2012[s]	08/15/2002[b]	36,141

150,000	NYS HFA (Multifamily Hsg.)	6.250	08/15/2023[s]	08/15/2004[b]	153,691

1,000,000	NYS HFA (Multifamily Hsg.)	6.450	08/15/2014 [s]	08/15/2002[b]	1,037,330

725,000	NYS HFA (Multifamily Hsg.)	6.625	08/15/2012	02/15/2003[b]	755,138

1,620,000	NYS HFA (Multifamily Hsg.)	6.700	08/15/2025 [s]	02/15/2003[b]	1,687,262

350,000	NYS HFA (Multifamily Hsg.)	6.850	11/01/2019[s]	11/01/2004[b]	372,554
STATEMENT OF INVESTMENTS Continued

Principal Amount		Coupon	Maturity	Effective Maturity*	Market Value See Note 1

New York Continued
$ 30,000	NYS HFA (Multifamily Hsg.)	6.900%	08/15/2007[s]	08/15/2002[b]	$ 31,437

200,000	NYS HFA (Multifamily Hsg.)	6.950	08/15/2012[s]	08/15/2002[b]	209,090

20,000	NYS HFA (Multifamily Hsg.)	7.000	08/15/2022	08/15/2002[b]	20,876

1,000,000	NYS HFA (Multifamily Hsg.)	7.000	08/15/2023 [s]	08/15/2001[b]	1,028,750

255,000	NYS HFA (Multifamily Hsg.)	7.100	08/15/2035[s]	08/15/2001[b]	262,678

40,000	NYS HFA (Multifamily Hsg.)	7.300	11/01/2004	05/01/2001[b]	40,704

399,000	NYS HFA (Multifamily Hsg.)	7.450	11/01/2028[s]	05/01/2001[b]	414,521

1,980,000	NYS HFA (Multifamily Hsg.)	7.750	11/01/2020 [s]	05/01/2001[b]	2,080,782

315,000	NYS HFA (Multifamily Hsg.)	8.000	11/01/2008[s]	05/01/2001[b]	321,835

20,000	NYS HFA (Multifamily Hsg.)	8.300	05/15/2005[s]	05/01/2001[b]	20,071

5,000	NYS HFA (Nonprofit Hsg.)	6.000	11/01/2012	05/01/2001[b]	5,056

45,000	NYS HFA (Nonprofit Hsg.)	6.200	11/01/2004	05/01/2001[b]	45,967

10,000	NYS HFA (Nonprofit Hsg.)	6.200	11/01/2005	05/01/2001[b]	10,215

10,000	NYS HFA (Nonprofit Hsg.)	6.200	11/01/2006	05/01/2001[b]	10,215

25,000	NYS HFA (Nonprofit Hsg.)	6.200	11/01/2007	05/01/2001[b]	25,537

45,000	NYS HFA (Nonprofit Hsg.)	6.200	11/01/2008	05/01/2001[b]	45,967

10,000	NYS HFA (Nonprofit Hsg.)	6.200	11/01/2009	05/01/2001[b]	10,215

75,000	NYS HFA (Nonprofit Hsg.)	6.200	11/01/2011	05/01/2001[b]	76,612

55,000	NYS HFA (Nonprofit Hsg.)	6.200	11/01/2012	05/01/2001[b]	56,182

10,000	NYS HFA (Nonprofit Hsg.)	6.200	11/01/2013	05/01/2001[b]	10,215

20,000	NYS HFA (Nonprofit Hsg.)	6.400	11/01/2002	05/01/2001[b]	20,235

30,000	NYS HFA (Nonprofit Hsg.)	6.400	11/01/2004	05/01/2001[b]	30,343

145,000	NYS HFA (Nonprofit Hsg.)	6.400	11/01/2005	05/01/2001[b]	146,734

20,000	NYS HFA (Nonprofit Hsg.)	6.400	11/01/2006	05/01/2001[b]	20,228

35,000	NYS HFA (Nonprofit Hsg.)	6.400	11/01/2008	05/01/2001[b]	35,412

80,000	NYS HFA (Nonprofit Hsg.)	6.400	11/01/2009	05/01/2001[b]	80,914

5,000	NYS HFA (Nonprofit Hsg.)	6.400	11/01/2011	05/01/2001[b]	5,057

55,000	NYS HFA (Nonprofit Hsg.)	6.400	11/01/2013	05/01/2001[b]	57,057

15,000	NYS HFA (Nonprofit Hsg.)	6.500	11/01/2001	11/01/2001	15,177

60,000	NYS HFA (Nonprofit Hsg.)	6.500	11/01/2002	11/01/2002	60,694

5,000	NYS HFA (Nonprofit Hsg.)	6.500	11/01/2003	05/01/2001[b]	5,058

35,000	NYS HFA (Nonprofit Hsg.)	6.600	11/01/2001	11/01/2001	35,628

10,000	NYS HFA (Nonprofit Hsg.)	6.600	11/01/2002	05/01/2001[b]	10,216

230,000	NYS HFA (Nonprofit Hsg.)	6.600	11/01/2003	11/01/2003	234,975

75,000	NYS HFA (Nonprofit Hsg.)	6.600	11/01/2005	05/01/2001[b]	76,622

50,000	NYS HFA (Nonprofit Hsg.)	6.600	11/01/2005	05/01/2001[b]	50,583

45,000	NYS HFA (Nonprofit Hsg.)	6.600	11/01/2006	05/01/2001[b]	45,973

15,000	NYS HFA (Nonprofit Hsg.)	6.600	11/01/2006	05/01/2001[b]	15,175

180,000	NYS HFA (Nonprofit Hsg.)	6.600	11/01/2007	05/01/2001[b]	183,893

115,000	NYS HFA (Nonprofit Hsg.)	6.600	11/01/2007	05/01/2001[b]	116,341

25,000	NYS HFA (Nonprofit Hsg.)	6.600	11/01/2008	05/01/2001[b]	25,541

70,000	NYS HFA (Nonprofit Hsg.)	6.600	11/01/2008	05/01/2001[b]	72,600

10,000	NYS HFA (Nonprofit Hsg.)	6.600	11/01/2009	05/01/2001[b]	10,117

20,000	NYS HFA (Nonprofit Hsg.)	6.600	11/01/2009	05/01/2001[b]	20,433

20,000	NYS HFA (Nonprofit Hsg.)	6.600	11/01/2010	05/01/2001[b]	20,433
Principal Amount		Coupon	Maturity	Effective Maturity*	Market Value See Note 1

New York Continued
$ 65,000	NYS HFA (Nonprofit Hsg.)	6.600%	11/01/2011	11/01/2003[b]	$ 66,406

5,000	NYS HFA (Nonprofit Hsg.)	6.600	11/01/2011	05/01/2001[b]	5,058

25,000	NYS HFA (Nonprofit Hsg.)	6.600	11/01/2012	05/01/2001[b]	25,539

25,000	NYS HFA (Nonprofit Hsg.)	6.600	11/01/2013	05/01/2001[b]	25,539

20,000	NYS HFA (Nonprofit Hsg.)	6.750	11/01/2001	05/01/2001[b]	20,403

100,000	NYS HFA (Nonprofit Hsg.)	6.750	11/01/2004	05/01/2001[b]	103,735

5,000	NYS HFA (Nonprofit Hsg.)	6.750	11/01/2005	05/01/2001[b]	5,109

25,000	NYS HFA (Nonprofit Hsg.)	6.750	11/01/2007	05/01/2001[b]	25,544

5,000	NYS HFA (Nonprofit Hsg.)	6.750	11/01/2008	05/01/2001[b]	5,109

40,000	NYS HFA (Nonprofit Hsg.)	6.750	11/01/2009	05/01/2001[b]	40,870

45,000	NYS HFA (Nonprofit Hsg.)	6.750	11/01/2010	11/01/2003[b]	45,979

1,420,000	NYS HFA (Nonprofit Hsg.)	6.750	11/01/2011	05/01/2001[b]	1,459,732

30,000	NYS HFA (Nonprofit Hsg.)	6.750	11/01/2012	05/01/2001[b]	30,651

61,000	NYS HFA (Nonprofit Hsg.)	6.875	11/01/2010	05/01/2001[b]	61,783

195,000	NYS HFA (Phillips Village)	6.700	02/15/2002	02/15/2002	197,525

250,000	NYS HFA (Phillips Village)	6.700	08/15/2002	08/15/2002	254,682

175,000	NYS HFA (Phillips Village)	6.900	02/15/2004	02/15/2004	180,061

85,000	NYS HFA (Phillips Village)	6.900	08/15/2004	08/15/2004	87,821

175,000	NYS HFA (Service Contract)	5.875	03/15/2011[s]	09/15/2003[b]	183,363

390,000	NYS HFA (Simeon Dewitt)	8.000	11/01/2018[s]	05/01/2001[b]	392,991

125,000	NYS HFA, Series A	6.100	11/01/2015[s]	05/01/2008[b]	131,020

5,000	NYS LGAC	5.375	04/01/2014[s]	04/01/2006[b]	5,126

615,000	NYS LGSC (SCSB)	6.375	12/15/2009	04/30/2006[c]	603,112

5,000	NYS Medcare (AOFMH)	6.500	11/01/2019	11/01/2001[a]	5,200

500,000	NYS Medcare (Beth Israel Medical Center)	7.000	11/01/2001	11/01/2001	495,095

950,000	NYS Medcare (Beth Israel Medical Center)	7.125	11/01/2006	12/20/2004[c]	898,177

545,000	NYS Medcare (Beth Israel Medical Center)	7.200	11/01/2014	09/12/2011[c]	493,181

335,000	NYS Medcare (Beth Israel Medical Center)	7.400	11/01/2004[s]	05/01/2001[b]	335,844

20,000	NYS Medcare (Buffalo General Hospital)	6.000	08/15/201 4[s]	08/15/2004[b]	21,136

35,000	NYS Medcare (Buffalo General Hospital)	6.125	08/15/202 4	08/15/2006[b]	36,811

10,000	NYS Medcare (Central Suffolk Hospital)	5.875	11/01/200 5	12/12/2003[c]	9,579

90,000	NYS Medcare (Hospital & Nursing Home)	5.650	08/15/2013	08/15/2005[b]	92,651

135,000	NYS Medcare (Hospital & Nursing Home)	5.750	02/15/200 5	02/15/2005	135,313

3,555,000	NYS Medcare (Hospital & Nursing Home)	5.950	08/15/2009	10/22/2002[c]	3,662,965

660,000	NYS Medcare (Hospital & Nursing Home)	6.125	02/15/201 4	02/15/2004[a]	689,555

2,390,000	NYS Medcare (Hospital & Nursing Home)	6.125	02/15/2014[s]	02/15/2006[b]	2,471,499

25,000	NYS Medcare (Hospital & Nursing Home)	6.125	02/15/2015 [s]	02/15/2006[b]	26,603

5,000	NYS Medcare (Hospital & Nursing Home)	6.150	02/15/2002	02/15/2001[b]	5,120

3,000,000	NYS Medcare (Hospital & Nursing Home)	6.200	08/15/2013[s]	02/15/2005[b]	3,141,450

170,000	NYS Medcare (Hospital & Nursing Home)	6.200	08/15/202 2	08/15/2002[b]	176,227

200,000	NYS Medcare (Hospital & Nursing Home)	6.250	08/15/201 2[s]	08/15/2004[a]	214,730

100,000	NYS Medcare (Hospital & Nursing Home)	6.250	02/15/201 5	08/15/2005[b]	107,401

75,000	NYS Medcare (Hospital & Nursing Home)	6.400	11/01/2014 [s]	05/01/2002[b]	78,294

570,000	NYS Medcare (Hospital & Nursing Home)	6.500	08/15/201 2[s]	08/15/2002[b]	597,206

715,000	NYS Medcare (Hospital & Nursing Home)	6.500	02/15/201 9[s]	02/15/2004[b]	746,367
STATEMENT OF INVESTMENTS Continued

Principal Amount		Coupon	Maturity	Effective Maturity*	Market Value See Note 1

New York Continued
$ 20,000	NYS Medcare (Hospital & Nursing Home)	6.550%	08/15/2012	08/15/2002[b]	$ 20,993

1,535,000	NYS Medcare (Hospital & Nursing Home)	6.850	02/15/2012[s]	02/15/2002[b]	1,601,327

2,615,000	NYS Medcare (Hospital & Nursing Home)	6.875	02/15/2032	02/15/2002[b]	2,726,059

685,000	NYS Medcare (Hospital & Nursing Home)	7.200	11/01/200 1	05/01/2001[b]	693,480

85,000	NYS Medcare (Hospital & Nursing Home)	7.250	11/01/2002	05/01/2001[b]	86,044

395,000	NYS Medcare (Hospital & Nursing Home)	7.250	11/01/200 3	05/01/2001[b]	399,831

20,000	NYS Medcare (Hospital & Nursing Home)	7.300	08/15/2011	08/15/2001[b]	20,406

85,000	NYS Medcare (Hospital & Nursing Home)	7.300	08/15/2011	08/15/2001[b]	88,189

315,000	NYS Medcare (Hospital & Nursing Home)	7.350	02/15/202 9	02/15/2001[b]	318,834

95,000	NYS Medcare (Hospital & Nursing Home)	7.350	02/15/2029	02/15/2001[b]	96,164

1,825,000	NYS Medcare (Hospital & Nursing Home)	7.400	11/01/2016[s]	05/01/2001[b]	1,864,238

6,380,000	NYS Medcare (Hospital & Nursing Home)	7.450	08/15/2031	08/15/2001[a]	6,612,104

205,000	NYS Medcare (Hospital & Nursing Home)	8.625	02/15/200 6	02/15/2001[b]	205,687

825,000	NYS Medcare (Hospital & Nursing Home)	9.000	02/15/202 6	02/15/2001[b]	845,130

605,000	NYS Medcare (Hospital & Nursing Home)	9.375	11/01/201 6[s]	05/01/2001[b]	641,603

2,095,000	NYS Medcare (Hospital & Nursing Home)	10.000	11/01/2006[s]	05/01/2001[b]	2,246,678

1,915,000	NYS Medcare (Huntington Hospital)	6.500	11/01/2014	08/29/2011[c]	1,899,297

1,060,000	NYS Medcare (Insured Mortgage Nursing)	6.500	11/01/2015	11/01/2002[b]	1,117,145

1,865,000	NYS Medcare (Long Term Health Care)	6.450	11/01/201 4[s]	05/01/2002[b]	1,948,104

130,000	NYS Medcare (Long Term Health Care)	6.800	11/01/2014 [s]	05/01/2002[b]	136,291

130,000	NYS Medcare (Long Term Health Care)	7.100	11/01/2012 [s]	05/01/2001[b]	133,689

235,000	NYS Medcare (Long Term Health Care)	7.300	11/01/2005 [s]	05/01/2001[b]	237,916

35,000	NYS Medcare (Long Term Health Care)	7.375	11/01/2011 [s]	05/01/2001[b]	35,436

5,000	NYS Medcare (Mental Health)	0.000	08/15/2001	08/15/2001	4,866

5,000	NYS Medcare (Mental Health)	0.000	02/15/2003	02/15/2001[b]	4,414

5,000	NYS Medcare (Mental Health)	0.000	08/15/2003	02/15/2001[b]	4,254

75,000	NYS Medcare (Mental Health)	5.550	08/15/2001	02/15/2001[b]	75,086

10,000	NYS Medcare (Mental Health)	5.700	02/15/2003	02/15/2001[b]	10,013

35,000	NYS Medcare (Mental Health)	6.000	02/15/2011[s]	02/15/2001[b]	35,042

5,000	NYS Medcare (Mental Health)	6.100	08/15/2013[s]	08/15/2002[b]	5,229

70,000	NYS Medcare (Mental Health)	6.375	08/15/2014[s]	08/15/2004[b]	75,132

5,000	NYS Medcare (Mental Health)	6.375	08/15/2014	08/15/2004[b]	5,388

65,000	NYS Medcare (Mental Health)	6.375	08/15/2017[s]	02/15/2002[b]	67,583

5,000	NYS Medcare (Mental Health)	6.500	08/15/2024	08/15/2004[a]	5,347

45,000	NYS Medcare (Mental Health)	7.000	02/15/2001	02/15/2001	45,159

5,000	NYS Medcare (Mental Health)	7.100	02/15/2002	02/15/2001[b]	5,062

10,000	NYS Medcare (Mental Health)	7.200	02/15/2004	02/15/2001[b]	10,123

5,000	NYS Medcare (Mental Health)	7.300	08/15/2010[s]	02/15/2001[b]	5,061

50,000	NYS Medcare (Mental Health)	7.300	02/15/2021[s]	08/15/2001[b]	51,773

935,000	NYS Medcare (Mental Health)	7.375	02/15/2014[s]	02/15/2001[b]	946,239

1,820,000	NYS Medcare (Mental Health)	7.375	08/15/2019 [s]	02/15/2001[b]	1,842,259

15,000	NYS Medcare (Mental Health)	7.400	02/15/2002	02/15/2001[b]	15,338

10,000	NYS Medcare (Mental Health)	7.400	08/15/2002	02/15/2001[b]	10,225

5,000	NYS Medcare (Mental Health)	7.400	02/15/2003	08/15/2001[b]	5,193

10,000	NYS Medcare (Mental Health)	7.500	08/15/2007[s]	02/15/2001[b]	10,235
Principal Amount		Coupon	Maturity	Effective Maturity*	Market Value See Note 1

New York Continued
$ 20,000	NYS Medcare (Mental Health)	7.500%	08/15/2009[s]	02/15/2001[b]	$ 20,550

115,000	NYS Medcare (Mental Health)	7.500	02/15/2010	02/15/2001[b]	115,461

115,000	NYS Medcare (Mental Health)	7.600	02/15/2002	02/15/2001[b]	117,599

145,000	NYS Medcare (Mental Health)	7.625	02/15/2007	08/15/2001[b]	150,603

10,000	NYS Medcare (Mental Health)	7.625	08/15/2007	08/15/2001[b]	10,386

135,000	NYS Medcare (Mental Health)	7.625	02/15/2008[s]	02/15/2001[b]	135,343

20,000	NYS Medcare (Mental Health)	7.700	08/15/2003[s]	02/15/2001[b]	20,451

1,140,000	NYS Medcare (Mental Health)	7.700	02/15/2018 [s]	02/15/2001[b]	1,142,645

20,000	NYS Medcare (Mental Health)	7.750	08/15/2010[s]	02/15/2001[b]	20,451

115,000	NYS Medcare (Mental Health)	7.750	08/15/2010[s]	02/15/2001[b]	119,980

260,000	NYS Medcare (Mental Health)	7.750	02/15/2020[s]	02/15/2001[b]	265,827

125,000	NYS Medcare (Mental Health)	7.750	02/15/2020[s]	02/15/2001[b]	127,818

330,000	NYS Medcare (Mental Health)	7.800	02/15/2019[s]	02/15/2001[b]	331,195

85,000	NYS Medcare (Mental Health)	7.800	02/15/2019[s]	02/15/2001[b]	85,342

195,000	NYS Medcare (Mental Health)	7.875	08/15/2015[s]	02/15/2001[b]	195,482

475,000	NYS Medcare (Mental Health)	7.875	08/15/2015[s]	02/15/2001[b]	476,292

5,635,000	NYS Medcare (Mental Health)	7.875	08/15/2020 [s]	02/15/2001[b]	5,848,003

1,875,000	NYS Medcare (Mental Health)	8.875	08/15/2007 [s]	02/15/2001[b]	1,915,125

85,000	NYS Medcare (Montefiore Medical Center)	5.700	02/15/2012	02/15/2007[b]	89,774

40,000	NYS Medcare (North Shore University Hospital)	7.125	11/01/2008[s]	05/01/2001[b]	40,889

85,000	NYS Medcare (Our Lady of Mercy Medical Center)	6.250	08/15/2015[s]	02/15/2005[b]	88,630

30,000	NYS Medcare (Our Lady of Victory Hospital)	6.625	11/01/2016[s]	11/01/2001[b]	30,865

215,000	NYS Medcare (Our Lady of Victory Hospital)	7.000	11/01/2004[s]	05/01/2001[b]	217,614

30,000	NYS Medcare (Secured Hospital)	6.125	08/15/2013 [s]	02/15/2004[b]	31,572

40,000	NYS Medcare (Sisters of Charity Hospital)	6.600	11/01/2007[s]	11/01/2001[b]	41,531

45,000	NYS Medcare (Sisters of Charity Hospital)	6.600	11/01/2010[s]	11/01/2001[b]	46,723

35,000	NYS Medcare (Sisters of Charity Hospital)	6.625	11/01/2018[s]	11/01/2001[b]	36,271

85,000	NYS Medcare (St. Luke’s Hospital)	5.600	08/15/201 3[s]	08/15/2005[b]	88,538

70,000	NYS Medcare (St. Luke’s Hospital)	5.625	08/15/201 8[s]	08/15/2005[b]	71,508

185,000	NYS Medcare (St. Luke’s Hospital)	7.375	02/15/2019[s]	02/15/2001[b]	187,570

110,000	NYS Medcare (St. Luke’s Hospital)	7.375	02/15/2019	02/15/2001[b]	112,445

375,000	NYS Medcare (St. Luke’s Hospital)	7.400	02/15/2009	02/15/2001[b]	380,318

1,465,000	NYS Medcare (St. Luke’s Hospital)	7.500	11/01/2011[s]	05/01/2001[b]	1,503,823

2,630,000	NYS Muni Bond Bank Agency (Special Program-City of Buffalo)	6.875	03/15/2006[s]	09/15/2001[b]	2,720,735

10,000	NYS Power Authority	5.500	01/01/2010[s]	07/01/2001[a]	10,480

275,000	NYS Thruway Authority	0.000	01/01/2004	01/01/2004	241,175

250,000	NYS Thruway Authority	0.000	01/01/2005	01/01/2005	209,470

385,000	NYS Thruway Authority	0.000	01/01/2006	01/01/2006	307,442

50,000	NYS Thruway Authority	5.500	04/01/2015[s]	04/01/2007[b]	51,855

45,000	NYS Thruway Authority	5.750	04/01/2016[s]	04/01/2008[b]	47,015

25,000	NYS UDC (Correctional Facilities)	0.000	01/01/2003	01/01/2003	22,994

30,000	NYS UDC (Correctional Facilities)	0.000	01/01/2007	01/01/2007	22,837
STATEMENT OF INVESTMENTS Continued

Principal Amount		Coupon	Maturity	Effective Maturity*	Market Value See Note 1

New York Continued
$ 90,000	NYS UDC (Correctional Facilities)	5.750%	01/01/2013[s]	01/01/2005[b]	$ 93,472

85,000	NYS UDC (Correctional Facilities)	5.750	01/01/2013 [s]	01/01/2005[b]	87,864

15,000	NYS UDC (Correctional Facilities)	6.750	01/01/2026	01/01/2002[b]	15,622

35,000	NYS UDC (South Mall) CAB	0.000	01/01/2003	01/01/2003	32,090

130,000	NYS UDC (South Mall) CAB	0.000	01/01/2005	06/24/2004[c]	106,174

50,000	NYS UDC (South Mall) CAB	0.000	01/01/2005	06/24/2004[c]	40,906

1,025,000	NYS UDC (South Mall) CAB	0.000	01/01/2011	04/08/2008[c]	570,874

710,000	NYS UDC (South Mall) CAB	0.000	01/01/2011	04/08/2008[c]	403,940

2,015,000	Oneida County IDA (Bonide Products)	5.750	11/01/200 7	11/02/2004[c]	1,954,087

2,285,000	Oneida County IDA (Faxton Hospital)	6.625	01/01/201 5[s]	01/01/2010[b]	2,585,797

1,000,000	Oneida County IDA (Presbyterian Home)	6.250	06/01/2015	06/01/2010[b]	1,088,620

95,000	Oneida Healthcare Corp.	7.100	08/01/2011	08/01/2001[b]	97,978

1,150,000	Oneida-Herkimer SWMA	6.600	04/01/2004	04/01/2004	1,217,310

155,000	Oneida-Herkimer SWMA	6.750	04/01/2014[s]	04/01/2005[b]	157,175

85,000	Onondaga County IDA (Coltec Industries)	7.250	06/01/2008[s]	06/01/2001[b]	85,655

510,000	Onondaga County IDA (LeMoyne College)	5.500	03/01/201 4	04/08/2012[c]	507,833

100,000	Onondaga County Res Rec	6.400	05/01/2002	05/01/2002	101,440

13,785,000	Onondaga County Res Rec	6.875	05/01/2006[s]	11/24/2002[g]	14,237,975

14,595,000	Onondaga County Res Rec	7.000	05/01/2015[s]	05/01/2004[b]	14,991,400

130,000	Orange County IDA (Glen Arden)	5.400	01/01/2008	01/01/2008	121,852

1,060,000	Orange County IDA (Kingston Manufacturing)[i]	7.250	11/01/2003	11/18/2002[c]	1,071,830

40,000	Orange County IDA (Mental Health)	6.000	05/01/2008	05/01/2006[b]	43,081

10,000	Orange County IDA (Mental Health)	6.125	05/01/2016 [s]	05/01/2008[b]	10,484

1,805,000	Oswego County Res Rec	6.500	06/01/2004	05/23/2003[c]	1,867,092

50,000	Philadelphia, NYGO	7.500	12/15/2009	12/15/2009	59,798

5,000	Port Authority NY/NJ	5.000	02/01/2003[s]	02/01/2001[b]	5,003

17,040,000	Port Authority NY/NJ (Delta Air Lines)	6.950	06/01/2008	06/01/2002[b]	17,759,599

1,000,000	Port Authority NY/NJ (KIAC)	6.750	10/01/2011	10/01/2008[b]	1,033,020

275,000	Port Authority NY/NJ (KIAC)	6.750	10/01/2019[s]	10/01/2008[b]	279,854

14,850,000	Port Authority NY/NJ (KIAC)	7.000	10/01/2007	05/02/2005[c]	15,612,548

15,000	Port Authority NY/NJ, 100th Series	5.750	12/15/2015	06/15/2005[b]	15,764

20,000	Port Authority NY/NJ, 46th Series	6.750	10/15/2010	04/15/2001[b]	20,332

110,000	Port Authority NY/NJ, 71st Series	6.500	01/15/2026 [s]	01/15/2001[b]	111,217

25,000	Port Authority NY/NJ, 73rd Series	6.500	10/15/2011	04/15/2001[b]	25,400

65,000	Port Authority NY/NJ, 73rd Series	6.500	10/15/2012	04/15/2001[b]	65,979

45,000	Port Authority NY/NJ, 73rd Series	6.750	10/15/2007	04/15/2001[b]	45,747

9,230,000	Port Authority NY/NJ, 73rd Series	6.750	04/15/2026 [s]	04/15/2001[b]	9,378,049

235,000	Port Authority NY/NJ, 73rd Series	6.750	04/15/2026 [s]	04/15/2001[b]	238,699

75,000	Port Authority NY/NJ, 74th Series	6.750	08/01/2026 [s]	08/01/2001[b]	76,755

50,000	Port Authority NY/NJ, 76th Series	6.500	11/01/2011	11/01/2001[b]	51,328

8,790,000	Port Authority NY/NJ, 76th Series	6.500	11/01/2026	11/01/2001[b]	9,008,871

90,000	Port Authority NY/NJ, 76th Series	6.500	11/01/2026 [s]	11/01/2001[b]	92,197

30,000	Port Authority NY/NJ, 83rd Series	6.375	10/15/2017 [s]	10/15/2002[b]	31,337

10,000	Port Authority NY/NJ, 95th Series	6.000	07/15/2015	07/16/2006[b]	10,446

3,300,000	Port Authority NY/NJ, 96th Series	6.600	10/01/2023 [s]	10/01/2004[b]	3,535,686
Principal Amount		Coupon	Maturity	Effective Maturity*	Market Value See Note 1

New York Continued
$ 10,000	Port Authority NY/NJ, 97th Series	6.500%	07/15/2019	01/15/2005[b]	$ 10,687

50,000	Portchester CDC (Southport)	7.300	08/01/2011[s]	02/01/2001[b]	50,060

1,745,000	Poughkeepsie IDA (Eastman & Bixby Redevelopment Corp.)	5.900	08/01/2020[s]	05/16/2009[g]	1,800,962

1,085,000	Putnam County IDA (Brewster Plastics)	7.375	12/01/2008	10/14/2005[c]	1,104,910

165,000	Rensselaer Hsg. Authority (Renwyck)	7.650	01/01/2011 [s]	11/28/2002[g]	176,611

1,440,000	Rensselaer Municipal Leasing Corp. (Rensselaer County Nursing Home)	6.250	06/01/2004	12/28/2002[c]	1,460,707

60,000	Rensselaer Municipal Leasing Corp. (Rensselaer County Nursing Home)	6.900	06/01/2024	06/01/2006[b]	60,561

1,700,000	Riverhead HDC (Riverpointe Apartments)	5.850	08/01/2010[s]	06/27/2008[g]	1,757,834

2,155,000	Rochester Hsg. Authority (Crossroads Apartments)	7.300	07/01/2005	08/15/2003[c]	2,268,504

640,000	Rochester Hsg. Authority (Stonewood Village)	5.900	09/01/2009[s]	03/05/2005[g]	646,995

100,000	Rockland County GO	7.400	06/01/2001	06/01/2001	101,417

385,000	Rockland County IDA (Dominican College)	7.000	03/01/2003	03/19/2002[c]	395,880

320,000	Rockland Gardens Hsg. Corp.	10.500	05/01/2011	05/01/2001[b]	329,318

50,000	Rome GO	6.900	12/15/2007	12/15/2003[b]	53,998

240,000	Rome Hsg. Corp.	7.000	01/01/2026[s]	07/01/2002[b]	250,205

225,000	Roxbury CSD GO	6.400	06/15/2010	06/15/2005[b]	241,481

235,000	Roxbury CSD GO	6.400	06/15/2011	06/15/2005[b]	253,017

65,000	Saratoga County IDA (ARC)	7.250	03/01/2001	03/01/2001	65,031

1,490,000	Saratoga County IDA (Saratoga Sheraton)	6.750	12/31/2007[s]	05/21/2004[g]	1,493,025

60,000	Schodack IDA (Hamilton Printing)	7.625	07/01/2001	07/01/2001	61,008

120,000	Schuyler County IDA (Cargill)	7.900	04/01/2007	04/01/2001[b]	121,026

25,000	Scotia GO	6.100	01/15/2012	07/15/2003[b]	26,314

30,000	SONYMA, Series 27	5.650	04/01/2015[s]	10/01/2005[b]	30,666

130,000	SONYMA, Series 27	6.900	04/01/2015[s]	04/01/2002[b]	135,823

315,000	SONYMA, Series 28	6.650	04/01/2022	04/01/2002[c]	319,489

50,000	SONYMA, Series 29-A	6.100	10/01/2015[s]	03/05/2008[g]	52,569

25,000	SONYMA, Series 29-B	6.450	04/01/2015[s]	03/01/2003[b]	25,920

670,000	SONYMA, Series 30-B	6.000	04/01/2019[s]	03/01/2005[b]	687,011

10,000	SONYMA, Series 34	5.550	09/30/2025	04/10/2025[c]	9,906

10,000	SONYMA, Series 36-A	5.700	04/01/2023[s]	04/01/2006[b]	10,064

665,000	SONYMA, Series 36-A	6.125	10/01/2020[s]	06/06/2006[b]	679,949

100,000	SONYMA, Series 39	5.750	10/01/2010[s]	04/01/2006[b]	104,831

155,000	SONYMA, Series 39	6.000	10/01/2017[s]	04/01/2006[b]	160,408

2,450,000	SONYMA, Series 40-A	6.350	04/01/2021	06/01/2006[b]	2,521,981

710,000	SONYMA, Series 40-A	6.700	04/01/2025[s]	06/01/2004[b]	740,999

20,000	SONYMA, Series 41-A	6.450	10/01/2014[s]	06/01/2004[b]	20,956

40,000	SONYMA, Series 41-A	6.450	10/01/2014[s]	06/01/2004[b]	42,064

50,000	SONYMA, Series 41-B	6.250	10/01/2014[s]	08/01/2006[b]	52,441

205,000	SONYMA, Series 42	6.400	10/01/2020[s]	09/01/2004[b]	216,554

50,000	SONYMA, Series 43	6.100	04/01/2009	09/01/2004[b]	53,214

25,000	SONYMA, Series 43	6.100	10/01/2009	09/01/2004[b]	26,607

785,000	SONYMA, Series 43	6.450	10/01/2017[s]	09/01/2004[b]	834,259
STATEMENT OF INVESTMENTS Continued

Principal Amount		Coupon	Maturity	Effective Maturity*	Market Value See Note 1

New York Continued
$ 125,000	SONYMA, Series 44	6.900%	04/01/2006	11/01/2004[b]	$ 135,718

20,000	SONYMA, Series 44	6.900	10/01/2006	11/01/2004[b]	21,715

50,000	SONYMA, Series 44	7.000	10/01/2007	11/01/2004[b]	53,949

4,555,000	SONYMA, Series 44	7.500	04/01/2026	11/01/2004[b]	4,921,495

100,000	SONYMA, Series 45	7.200	10/01/2017[s]	11/01/2004[b]	107,605

125,000	SONYMA, Series 46	6.500	04/01/2013[s]	03/28/2007[b]	130,781

19,765,000	SONYMA, Series 46	6.650	10/01/2025[s]	03/28/2007[b]	20,685,258

65,000	SONYMA, Series 47	6.375	10/01/2017[s]	03/28/2007[b]	67,966

50,000	SONYMA, Series 48	6.000	04/01/2013	06/29/2007[b]	52,520

20,000	SONYMA, Series 48	6.000	04/01/2013[s]	06/29/2007[b]	21,121

20,000	SONYMA, Series 48	6.100	04/01/2025[s]	06/29/2007[b]	20,737

510,000	SONYMA, Series 50	6.250	04/01/2010	09/13/2007[b]	523,969

5,820,000	SONYMA, Series 50	6.625	04/01/2025[s]	09/13/2007[b]	6,099,418

45,000	SONYMA, Series 51	6.400	10/01/2017[s]	09/13/2007[b]	46,832

50,000	SONYMA, Series 53	5.750	10/01/2011[s]	01/04/2008[b]	52,800

290,000	SONYMA, Series 54	6.100	10/01/2015[s]	03/05/2008[g]	304,187

95,000	SONYMA, Series 56	5.875	10/01/2019[s]	07/01/2008[b]	95,279

100,000	SONYMA, Series 56	6.500	10/01/2026[s]	07/01/2008[b]	105,956

3,000,000	SONYMA, Series 90	5.750	10/01/2021	01/20/2004[c]	3,068,010

95,000	SONYMA, Series EE-4	7.750	10/01/2010[s]	10/01/2001[b]	97,000

115,000	SONYMA, Series EE-4	7.800	10/01/2013[s]	10/01/2001[b]	117,425

5,000	SONYMA, Series MM-1	7.600	10/01/2002	02/04/2001[b]	5,102

60,000	SONYMA, Series MM-1	7.650	10/01/2003	02/04/2001[b]	61,248

100,000	SONYMA, Series MM-1	7.700	10/01/2004	02/04/2001[b]	102,030

10,000	SONYMA, Series MM-2	7.550	04/01/2002	10/01/2001[b]	10,147

75,000	SONYMA, Series MM-2	7.650	04/01/2004	10/01/2001[b]	76,565

45,000	SONYMA, Series QQ	7.600	10/01/2012	04/01/2001[b]	45,716

1,555,000	SONYMA, Series QQ	7.700	10/01/2012	04/01/2001[b]	1,581,435

175,000	SONYMA, Series RR	7.600	10/01/2010[s]	10/01/2001[b]	178,987

80,000	SONYMA, Series RR	7.700	10/01/2010[s]	10/01/2001[b]	81,830

25,000	SONYMA, Series TT	6.850	10/01/2001	10/01/2001	25,301

20,000	SONYMA, Series TT	6.950	04/01/2002	04/01/2002	20,388

125,000	SONYMA, Series TT	7.150	04/01/2004	04/01/2001[b]	127,874

10,000	SONYMA, Series TT	7.200	04/01/2005	04/01/2001[b]	10,227

25,000	SONYMA, Series TT	7.200	10/01/2005	04/01/2001[b]	25,569

25,000	SONYMA, Series VV	6.800	10/01/2002	10/01/2001[b]	25,864

60,000	SONYMA, Series VV	6.900	04/01/2003	04/01/2003	61,523

100,000	SONYMA, Series VV	7.000	04/01/2004	10/01/2001[b]	102,714

100,000	SONYMA, Series VV	7.000	10/01/2004	10/01/2001[b]	102,416

110,000	SONYMA, Series VV	7.250	10/01/2007[s]	10/01/2001[b]	113,090

115,000	Springville HDC (Springbrook)	5.950	01/01/2010	05/12/2006[c]	117,003

1,040,000	St. Casimer’s EHC	7.375	09/01/2010[s]	03/01/2001[b]	1,067,934

1,000,000	St. Lawrence IDA (PACES)	5.875	06/30/2007	09/23/2004[c]	950,970

25,000	Suffolk County GO	7.300	06/15/2001	06/15/2001	25,373

1,250,000	Suffolk County IDA (ACLD)	5.750	03/01/2006	10/12/2003[c]	1,204,425
Principal Amount		Coupon	Maturity	Effective Maturity*	Market Value See Note 1

New York Continued
$ 240,000	Suffolk County IDA (Dowling College)	6.500%	12/01/2006	12/01/2006	$ 248,002

50,000	Suffolk County IDA (Dowling College)	6.625	06/01/2024	12/29/2016[c]	50,008

2,015,000	Suffolk County IDA (Huntington First Aid Squad)	6.025	11/01/2008	08/21/2005[c]	1,941,594

290,000	Suffolk County IDA (Mattituck-Laurel Library)	6.000	09/01/2019[s]	09/01/2010[b]	317,895

30,000	Suffolk County IDA (OBPWC)	7.000	11/01/2002	05/02/2002[c]	29,740

850,000	Suffolk County IDA (Rimland Facilities)[i]	7.125[v]	12/01/2004	06/01/2001[b]	849,320

40,000	Suffolk County Water Authority	5.625	06/01/2016 [s]	06/01/2004[b]	40,933

2,190,000	Sunnybrook EHC	11.250	12/01/2014[s]	04/01/2001[b]	2,329,941

3,120,000	Syracuse COP (Hancock International Airport)	6.500	01/01/2017[s]	01/01/2002[b]	3,232,039

1,105,000	Syracuse COP (Hancock International Airport)	6.600	01/01/2005	01/01/2002[b]	1,146,636

1,825,000	Syracuse COP (Hancock International Airport)	6.625	01/01/2012[s]	01/01/2002[b]	1,890,098

3,650,000	Syracuse COP (Hancock International Airport)	6.625	01/01/2012[s]	01/01/2002[b]	3,791,730

1,210,000	Syracuse COP (Hancock International Airport)	6.700	01/01/2007	01/01/2002[b]	1,255,315

3,145,000	Syracuse IDA (Crouse Irving Health Hospital)	5.125	01/01/2009	10/05/2005[c]	2,898,306

675,000	Syracuse IDA (Pavilion on James Senior Hsg.)	6.500	08/01/2007	10/28/2004[c]	665,354

220,000	Syracuse IDA (Rockwest Center I)[i]	7.250	06/01/2003	06/18/2002[c]	217,800

930,000	Syracuse IDA (Rockwest Center II)[i]	7.000	12/01/2005	12/01/2005	723,075

1,265,000	Syracuse SCHC (East Hill Village Apartments)	6.125	11/01/2010	08/15/2006[c]	1,319,306

195,000	Tompkins County IDA (Kendall at Ithaca)	7.875	06/01/2015[s]	06/01/2005[b]	200,559

295,000	Tompkins Healthcare Corp. (Reconstruction Home)	10.800	02/01/2028	08/01/2005[b]	355,802

3,400,000	Tonawanda HDC (Tonawanda Towers)	6.150	10/01/2011 [s]	10/15/2006[g]	3,482,790

90,000	Triborough Bridge & Tunnel Authority	6.500	01/01/2019 [s]	01/01/2002[b]	93,118

2,500,000	TSASC, Inc. (TFABs)	5.900	07/15/2017	07/15/2011[e]	2,572,475

4,000,000	TSASC, Inc. (TFABs)	6.000	07/15/2019	07/15/2013[e]	4,100,600

3,525,000	TSASC, Inc. (TFABs)	6.000	07/15/2020	07/15/2013[e]	3,603,220

75,000	Tupper Lake HDC	8.125	10/01/2010	04/01/2001[b]	75,238

1,580,000	Ulster County IDA (Benedictine Hospital)	6.050	06/01/2005	07/15/2003[c]	1,533,232

515,000	Union Hsg. Authority (Methodist Homes)	6.800	11/01/2004	06/08/2003[c]	519,249

465,000	Utica IDA (Utica College)	5.300	08/01/2008	05/18/2004[c]	474,314

40,000	Utica SCHC (Brook Apartments)	0.000	01/01/2002	01/01/2002	36,389

30,000	Utica SCHC (Brook Apartments)	0.000	01/01/2003	07/01/2001[b]	24,821

60,000	Utica SCHC (Brook Apartments)	0.000	01/01/2005	07/01/2001[b]	40,923

100,000	Utica SCHC (Steinhorst Apartments)	6.500	04/15/2008 [s]	10/05/2004[g]	107,175

10,000	Valley Health Devel. Corp.	7.850	08/01/2035[s]	08/01/2001[b]	10,517

85,000	Valley Health Devel. Corp.	11.300	02/01/2007	02/01/2001[b]	93,994

935,000	Valley Health Devel. Corp.	11.300	02/01/2023[s]	02/01/2001[a]	1,033,876

95,000	Watervliet EHC	8.000	11/15/2001	05/15/2001[b]	95,306

100,000	Watervliet EHC	8.000	11/15/2002	05/15/2001[b]	100,322

360,000	Westchester County IDA (Beth Abraham Hospital)	7.250	12/01/2009	06/06/2006[c]	359,971

535,000	Westchester County IDA (JBFS)	6.500	12/15/2002	06/20/2002[c]	538,429

385,000	Westchester County IDA (JDAM)	6.250	04/01/2005	05/15/2003[c]	386,648

1,010,000	Westchester County IDA (JDAM)	6.750	04/01/2016	06/29/2013[c]	997,011
STATEMENT OF INVESTMENTS Continued

Principal Amount		Coupon	Maturity	Effective Maturity*	Market Value See Note 1

New York Continued
$ 1,505,000	Yonkers IDA (Hudson Scenic Studio)	5.875%	11/01/2007	01/24/2005[c]	$ 1,437,606

1,025,000	Yonkers IDA (Philipsburgh Hall)	6.500	11/01/2001	11/01/2001	1,024,959

185,000	Yonkers IDA (Philipsburgh Hall)	6.750	11/01/2008	08/23/2005[c]	187,897

1,000,000	Yonkers IDA (St. Joseph’s Hospital), Series 98-B	5.900	03/01/2008	03/01/2006[c]	951,250
984,841,945

Illinois–0.9%
4,500,000	Chicago, IL O’Hare International Airport (United Air Lines)	8.850	05/01/2018[s]	05/01/2001[b]	4,692,600

1,055,000	Chicago, IL O’Hare International Airport (United Air Lines)	8.850	05/01/2018[s]	05/01/2001[b]	1,100,154

4,039,000	Chicago, IL O’Hare International Airport (United Air Lines)	8.950	05/01/2018[s]	05/01/2001[b]	4,208,921
10,001,675

U.S. Possessions–13.6%
11,580,000	Guam Airport Authority, Series B	6.400	10/01/2005 [s]	03/16/2003[g]	12,207,289

15,335,000	Guam Airport Authority, Series B	6.600	10/01/2010 [s]	10/01/2003[b]	16,189,313

23,115,000	Guam Airport Authority, Series B	6.700	10/01/2023 [s]	10/01/2005[b]	24,070,112

14,075,000	Guam GO, Series A	5.375	11/15/2013	12/23/2011[c]	14,067,540

2,470,000	Guam GO, Series A	5.625	09/01/2002	03/01/2001[b]	2,473,829

3,630,000	Guam GO, Series A	5.700	09/01/2003	03/01/2003[b]	3,635,663

5,250,000	Guam GO, Series A	5.750	09/01/2004	03/01/2001[b]	5,257,875

1,975,000	Guam GO, Series A	5.900	09/01/2005	03/01/2001[b]	1,978,200

1,000,000	Guam GO, Series A	6.000	09/01/2006	03/01/2001[b]	1,001,640

80,000	Guam Highway, Series A	6.300	05/01/2012[s]	05/01/2002[b]	83,518

100,000	Guam Water System	7.000	07/01/2002	07/01/2001[b]	102,411

1,005,000	Guam Water System	7.000	07/01/2009	07/01/2001[b]	1,029,482

115,120	Puerto Rico Aquadilla Bus Lease[i]	8.500	02/02/2002	08/08/2001[c]	115,857

111,100	Puerto Rico Aquadilla Carts Lease[i]	8.000	02/02/2001	02/02/2001	111,170

276,369	Puerto Rico Aquadilla Equipment Lease[i]	8.000	01/26/2002	07/31/2001[c]	279,371

113,285	Puerto Rico Aquadilla Truck Lease[i]	8.500	10/15/2001	07/17/2001[c]	114,334

1,674,056	Puerto Rico Dept. of Corrections Equipment Lease[i]	9.000	01/08/2003	01/23/2002[c]	1,718,787

1,567,234	Puerto Rico Dept. of Corrections Furniture Lease[i]	7.000	04/25/2004	11/18/2002[c]	1,565,777

25,000	Puerto Rico Electric Power Authority	6.000	07/01/2016 [s]	07/01/2004[b]	26,502

30,000	Puerto Rico Electric Power Authority	6.000	07/01/2016 [s]	07/01/2004[b]	31,902

100,000	Puerto Rico GO	6.000	07/01/2014[s]	07/01/2002[b]	103,526

5,000	Puerto Rico GO	6.000	07/01/2014[s]	07/01/2002[b]	5,197

1,800,000	Puerto Rico GO YCN[i]	7.084[r]	07/01/2008[s]	07/01/2002[b]	1,930,500

55,000	Puerto Rico HBFA	5.850	10/01/2009	04/01/2007[b]	58,229

490,000	Puerto Rico HBFA	6.100	10/01/2015	04/01/2007[b]	512,765

1,673,020	Puerto Rico Health Dept. Equipment Lease[i]	7.099	07/23/2003	04/22/2002[c]	1,668,688

125,000	Puerto Rico HFC	6.000	02/01/2009[s]	02/01/2002[b]	129,009

135,000	Puerto Rico HFC	6.650	10/15/2010[s]	10/01/2001[b]	138,911

10,000	Puerto Rico HFC	6.750	10/15/2013[s]	10/01/2001[b]	10,278

25,000	Puerto Rico HFC	6.850	10/15/2023[s]	10/10/2001[b]	25,821
Principal Amount		Coupon	Maturity	Effective Maturity*	Market Value See Note 1

U.S. Possessions Continued
$ 10,000	Puerto Rico HFC	7.100%	04/01/2002	04/01/2001[b]	$ 10,220

595,000	Puerto Rico HFC	7.200	04/01/2003	04/01/2001[b]	608,138

80,000	Puerto Rico HFC	7.250	10/01/2004	04/01/2001[b]	81,770

85,000	Puerto Rico HFC	7.300	04/01/2006	04/01/2001[b]	86,884

120,000	Puerto Rico HFC	7.300	10/01/2006	04/01/2001[b]	122,659

50,000	Puerto Rico HFC	7.400	04/01/2007	04/01/2001[b]	51,112

3,480,000	Puerto Rico HFC	7.500	10/01/2015[s]	04/01/2001[b]	3,619,200

7,045,000	Puerto Rico HFC	7.500	04/01/2022[s]	04/01/2001[b]	7,326,800

1,365,000	Puerto Rico Highway & Transportation Authority	6.625	07/01/2012[s]	07/01/2002[b]	1,427,640

213,613	Puerto Rico HR Vehicle Lease[i]	8.000	03/12/2001	03/12/2001	213,614

17,770	Puerto Rico HR Vehicle Lease[i]	8.000	03/12/2001	03/12/2001	17,780

1,295,000	Puerto Rico IMEPCF (Abbott Labs)	6.500	07/01/2009	07/01/2001[b]	1,304,583

6,250,000	Puerto Rico IMEPCF (PepsiCo)	6.250	11/15/2013	11/15/2002[b]	6,603,500

7,175,000	Puerto Rico IMEPCF (PepsiCo)	6.250	11/15/2013	11/15/2002[b]	7,580,818

420,000	Puerto Rico IMEPCF (Squibb)	6.500	07/01/2004[s]	07/01/2001[b]	423,108

3,525,000	Puerto Rico Infrastructure	7.500	07/01/2009 [s]	07/01/2001[b]	3,582,105

65,000	Puerto Rico Infrastructure	7.700	07/01/2001	07/01/2001	65,184

5,000	Puerto Rico Infrastructure	7.700	07/01/2001	07/01/2001	5,016

1,915,000	Puerto Rico Infrastructure	7.750	07/01/2008 [s]	07/01/2001[b]	1,945,832

3,140,000	Puerto Rico Infrastructure	7.900	07/01/2007 [s]	07/01/2001[b]	3,197,148

750,000	Puerto Rico ITEMECF (Hospital de la Concepcion)	6.375	11/15/2015	11/15/2010[b]	845,123

2,000,000	Puerto Rico ITEMECF (Hospital de la Concepcion)	6.500	11/15/2020	11/15/2010[b]	2,263,000

1,825,000	Puerto Rico ITEMECF (Mennonite General Hospital)	5.625	07/01/2017	10/18/2010[c]	1,551,542

2,180,000	Puerto Rico ITEMECF (Mennonite General Hospital)	6.375	07/01/2006	03/04/2004[c]	2,168,838

1,950,000	Puerto Rico ITEMECF (Mennonite General Hospital)	6.500	07/01/2012	09/02/2009[c]	1,884,246

200,000	Puerto Rico ITEMECF (Polytech University)	5.700	08/01/2013[s]	07/02/2005[g]	202,318

1,045,000	Puerto Rico ITEMECF (Ryder Memorial Hospital)	6.400	05/01/2009[s]	02/26/2006[g]	1,058,282

181,505	Puerto Rico Natural Resources Dept. Equipment Lease[i]	7.250	11/23/2001	08/24/2001[c]	180,119

264,595	Puerto Rico Natural Resources Dept. Equipment Lease[i]	7.250	01/25/2002	07/31/2001[c]	264,524

968,065	Puerto Rico Natural Resources Dept. Equipment Lease[i]	7.250	10/26/2003	06/07/2002[c]	968,482

168,807	Puerto Rico Office of the Governor Computer Lease[i]	6.906	09/30/2002	05/31/2001[c]	168,812

75,000	Puerto Rico Port Authority	5.700	07/01/2003[s]	07/01/2001[b]	75,073

15,000	Puerto Rico Port Authority	5.750	07/01/2002[s]	07/01/2001[b]	15,016

30,000	Puerto Rico Port Authority	6.000	07/01/2021[s]	07/01/2001[b]	30,161

425,000	Puerto Rico Port Authority	7.000	07/01/2014[s]	07/01/2001[b]	438,723
STATEMENT OF INVESTMENTS Continued

Principal Amount		Coupon	Maturity	Effective Maturity*	Market Value See Note 1

U.S. Possessions Continued
$ 220,000	Puerto Rico Port Authority	7.300%	07/01/2007[s]	07/01/2001[b]	$ 223,806

1,100,000	Puerto Rico Port Authority (American Airlines)	6.300	06/01/2023	06/01/2005[b]	1,116,720

220,000	Puerto Rico Public Buildings Authority	6.000	07/01/2012[s]	07/01/2001[b]	220,297

8,655,000	Puerto Rico Public Buildings Authority	6.000	07/01/2012[s]	07/01/2001[b]	8,666,684

403,989	Puerto Rico State Courts Telephone System Lease[i]	7.250	06/04/2002	12/07/2001[c]	400,212

1,345,000	Puerto Rico Urban Renewal	7.875	10/01/2004[s]	10/01/2001[b]	1,379,029

43,221	Puerto Rico Vocational Rehab. Vehicle Lease[i]	8.000	02/17/2002	08/22/2001[c]	43,292

255,000	University of Puerto Rico	5.500	06/01/2012[s]	06/01/2001[b]	257,346

60,000	V.I. HFA	6.500	03/01/2025[s]	03/01/2005[b]	61,740

1,000,000	V.I. Public Finance Authority	5.500	10/01/2018 [s]	10/14/2017[c]	967,460

1,730,000	V.I. Public Finance Authority	6.000	10/01/2005	10/01/2005	1,769,582

175,000	V.I. Public Finance Authority	6.000	10/01/2022	03/26/2021[c]	170,933

570,000	V.I. Water & Power Authority	7.200	01/01/2002	01/01/2002[a]	578,943
156,886,910

Total Investments, at Value (Cost $1,132,023,537)–99.8%					1,151,730,530

Other Assets Net of Liabilities–0.2%					2,643,048
Net Assets–100.0%					$1,154,373,578

Footnotes to Statement of Investments

* Call Date, Put Date or Average Life of Sinking Fund, if applicable, as detailed:
   a. Date of prerefunded call, or maturity date if escrowed to maturity.
   b. Optional call date; corresponds to the most conservative yield calculation.
   c. Average life due to mandatory (sinking fund) principal payments prior to maturity.
   d. Date of mandatory put.
   e. Date of planned principal payment.
   f. Effective maturity corresponding to variable coupon payment date.
   g. Average life due to mandatory (sinking fund) principal payments prior to the applicable optional call date.
i. Illiquid security–See Note 5 of Notes to Financial Statements.
r. Represents the current interest rate for a variable rate bond known as an “inverse floater” which pays interest at a rate that varies inversely with short-term interest rates. Certain of these securities may be leveraged, whereby the interest rate varies inversely at a multiple of the change in short-term rates. As interest rates rise, inverse floaters produce less current income. Their price is more volatile than the price of a comparable fixed-rate security. Inverse floaters amount to $21,810,687 as of December 31, 2000. Including the effect of leverage, inverse floaters represent 2.92% of the Fund’s total assets as of December 31, 2000.
s. Security also has mandatory sinking fund principal payments prior to maturity and an average life which is shorter than the stated final maturity.
t. Non-income accruing security.
u. Issuer is in default.
v. Represents the current interest rate for a variable or increasing rate security.

See accompanying Notes to Financial Statements.
FOOTNOTES TO STATEMENT OF INVESTMENTS Continued

Portfolio Abbreviations December 31, 2000
To simplify the listing of securities in the Statement of Investments, abbreviations are used per the table below:

ACLD	Adults and Children with Learning and	JDAM	Julia Dyckman Angus Memorial
	Developmental Disabilities	LGAC	Local Government Assistance Corporation
AOFMH	Aurelia Osborn Fox Memorial Hospital	LGSC	Local Government Services Corporation
ARC	Association of Retarded Citizens	LILCO	Long Island Lighting Corporation
ASMF	Amsterdam Sludge Management Facility	LIMO	Limited Interest Municipal Obligation
CAB	Capital Appreciation Bond	MSH	Mount Sinai Hospital
CARS	Complimentary Auction Rate Security	MTA	Metropolitan Transportation Authority
CDC	Community Development Corporation	NIMO	Niagara Mohawk Power Corporation
Con Ed	Consolidated Edison Company	NSCFGA	North Shore Child and Family
COP	Certificates of Participation		Guidance Association
CSD	Central School District	NYC	New York City
DA	Dormitory Authority	NYS	New York State
DIAMONDS	Direct Investment of Accrued Municipals	NYU	New York University
EFC	Environmental Facilities Corporation	OBPWC	Ocean Bay Park Water Corporation
EHC	Elderly Housing Corporation	PACES	Potsdam Auxiliaryand College Educational Service
ERDA	EnergyResearch and Development Authority	PRAMS	Prudential Receipts of Accrual Municipal Securities
G&E	Gas and Electric	Res Rec	Resource RecoveryFacility
GO	General Obligation	RG&E	Rochester Gas and Electric
GRIA	Greater Rochester International Airport	RITES	Residual Interest Tax Exempt Security
HBFA	Housing Bank and Finance Agency	SCHC	Senior Citizen Housing Corporation
HDC	Housing Development Corporation	SCSB	Schuyler CommunityServices Board
HELP	Homeless Economic Loan Program	SONYMA	State of New York Mortgage Agency
HFA	Housing Finance Agency	SWMA	Solid Waste Management Authority
HFC	Housing Finance Corporation	TASC	Tobacco Settlement Asset-Backed Bonds
HJDOI	Hospital for Joint Diseases Orthopaedic Institute	TFABs	Tobacco Flexible Amortization Bonds
HR	House of Representatives	UDC	Urban Development Corporation
IDA	Industrial Development Agency	UFSD	Union Free School District
IMEPCF	Industrial, Medical and Environmental Pollution	USTA	United States Tennis Association
	Control Facilities	V.I.	United States Virgin Islands
ITEMECF	Industrial, Tourist, Educational, Medical and	WHELC	Wartburg Home of the Evangelical
	Environmental Community Facilities		Lutheran Church
JBFS	Jewish Board of Family Services	WWH	Wyandach/Wheatley Heights
JCC	Jewish CommunityCenter	YCN	Yield Curve Note
FOOTNOTES TO STATEMENT OF INVESTMENTS Continued

Industry Concentrations December 31, 2000
Distribution of investments by industry of issue, as a percentage of total investments at value, is as follows:

Industry	Market Value	Percent

Hospital/Healthcare	$ 169,330,609	14.7%
General Obligation	155,178,040	13.5
Marine/Aviation Facilities	143,915,569	12.5
Special Assessment	111,744,320	9.7
Electric Utilities	104,117,004	9.0
Multifamily Housing	65,116,169	5.7
Municipal Leases	64,083,267	5.6
Pollution Control	50,860,816	4.4
Single Family Housing	47,139,949	4.1
Resource Recovery	35,963,344	3.1
Gas Utilities	35,839,614	3.1
Water Utilities	29,663,786	2.6
Nonprofit Organization	26,501,178	2.3
Manufacturing,Non-Durable Goods	26,453,476	2.3
Highways/Railways	21,908,048	1.9
Higher Education	19,604,437	1.7
Sales Tax Revenue	11,791,903	1.0
Manufacturing,Durable Goods	11,304,721	1.0
Other	21,214,280	1.8
	$1,151,730,530	100.0%

Summary of Ratings December 31, 2000 / Unaudited
Distribution of investments by rating category, as a percentage of total investments at value, is as follows:

Ratings		Percent

AAA		19.4%
AA		14.5
A		35.2
BBB		26.2
BB		0.2
B		0.0
CCC		0.0
CC		0.0
C		0.0
Not Rated		4.5
		100.0%

Bonds rated by any nationally recognized statistical rating organization are included in the equivalent Standard are included in the “Not Rated” category. As a general matter, unrated bonds may be backed by mortgage liens or equipment liens on the underlying property, and also may be guaranteed. Bonds which are backed by a letter of credit or by other financial institutions or agencies may be assigned an investment grade rating by the Manager, which reflects the quality of the guarantor, institution or agency. Unrated bonds may also be assigned a rating when the issuer has rated bonds outstanding with comparable credit characteristics, or when, in the opinion of the Manager, the bond itself possesses credit characteristics which allow for rating. The unrated bonds in the portfolio are predominantly smaller issuers which have not applied for a bond rating. Only those unrated bonds which subsequent to purchase have not been designated investment grade by the Manager are included in the "Not Rated" category.
STATEMENT OF ASSETS AND LIABILITIES December 31, 2000

Assets
Investments, at value (cost $1,132,023,537)—see accompanying statement	$1,151,730,530

Cash	1,816,479

Receivables and other assets: Interest	22,884,484
Shares of beneficial interest sold	2,188,747
Investments sold	1,936,502
Other	16,901
Total assets	1,180,573,643

Liabilities
Payables and other liabilities: Note payable to bank (interest rate 7.1875% at 12/31/00)	24,500,000
Shares of beneficial interest redeemed	1,161,299
Trustees’compensation	284,091
Other	254,675
Total liabilities	26,200,065

Net Assets	$1,154,373,578

Composition of Net Assets
Paid-in capital	$1,165,603,308

Undistributed net investment income	2,030,105

Accumulated net realized loss on investment transactions	(32,966,828)

Net unrealized appreciation on investments	19,706,993
Net Assets	$1,154,373,578

Net Asset Value Per Share
Class A Shares: Net asset value and redemption price per share (based on net assets of $927,078,511 and 283,267,264 shares of beneficial interest outstanding)	$3.27
Maximum offering price per share (net asset value plus sales charge of 3.50% of offering price)	$3.39

Class B Shares: Net asset value,redemption price (excludes applicable contingent deferred sales charge) and offering price per share (based on net assets of $92,786,320 and 28,380,950 shares of beneficial interest outstanding)	$3.27

Class C Shares: Net asset value,redemption price (excludes applicable contingent deferred sales charge) and offering price per share (based on net assets of $101,857,706 and 31,199,749 shares of beneficial interest outstanding)	$3.26

Class X Shares: Net asset value,redemption price (excludes applicable contingent deferred sales charge) and offering price per share (based on net assets of $32,651,041 and 9,953,218 shares of beneficial interest outstanding)	$3.28
See accompanying Notes to Financial Statements.
STATEMENT OF OPERATIONS For the Year Ended December 31, 2000

Investment Income
Interest	$ 67,095,285

Expenses
Management fees	4,863,251

Distribution and service plan fees: Class A	2,298,306
Class B	860,962
Class C	1,054,998
Class X	260,271

Transfer and shareholder servicing agent fees: Class A	435,769
Class B	60,787
Class C	61,907
Class X	28,569

Interest expense	737,769

Accounting service fees	354,630

Trustees’ compensation	163,223

Custodian fees and expenses	101,688

Other	322,438
Total expenses	11,604,568
Less expenses paid indirectly	(41,526)
Net expenses	11,563,042

Net Investment Income	55,532,243

Realized and Unrealized Gain (Loss)
Net realized loss on investments	(7,633,941)

Net change in unrealized appreciation on investments	34,684,890
Net realized and unrealized gain	27,050,949

Net Increase in Net Assets Resulting from Operations	$82,583,192
See accompanying Notes to Financial Statements.
STATEMENTS OF CHANGES IN NET ASSETS

Year Ended December 31,	2000	1999

Operations
Net investment income	$ 55,532,243	$ 58,480,425

Net realized loss	(7,633,941)	(15,573,998)

Net change in unrealized appreciation (depreciation)	34,684,890	(56,843,187)

Net increase (decrease) in net assets resulting from operations	82,583,192	(13,936,760)

Dividends and/or Distributions to Shareholders
Dividends from net investment income: Class A	(44,847,231)	(48,813,022)
Class B	(3,406,138)	(2,946,049)
Class C	(4,210,488)	(4,465,531)
Class X	(1,457,394)	(1,790,803)

Beneficial Interest Transactions
Net increase (decrease) in net assets resulting from beneficial interest transactions: Class A	(121,748,106)	105,030,998
Class B	1,834,641	28,738,925
Class C	(20,002,042)	31,044,037
Class X	(7,670,046)	(5,563,113)

Net Assets
Total increase (decrease)	(118,923,612)	87,298,682

Beginning of period	1,273,297,190	1,185,998,508

End of period (including undistributed net investment income of $2,030,105 and $419,113,respectively)	$1,154,373,578	$1,273,297,190

See accompanying Notes to Financial Statements.
FINANCIAL HIGHLIGHTS

Class A Year Ended December 31,	2000	1999	1998	1997	1996[1]

Per Share Operating Data
Net asset value, beginning of period	$3.19	$3.37	$3.34	$3.26	$3.28

Income (loss) from investment operations: Net investment income	.16	.15	.16	.17	.17
Net realized and unrealized gain (loss)	.07	(.18)	.03	.08	(.02)

Total income (loss) from investment operations	.23	(.03)	.19	.25	.15

Dividends and/or distributions to shareholders: Dividends from net investment income	(.15)	(.15)	(.16)	(.17)	(.17)

Net asset value, end of period	$3.27	$3.19	$3.37	$3.34	$3.26

Total Return, at Net Asset Value[2]	7.47%	(0.87)%	5.94%	8.01%	4.82%

Ratios/Supplemental Data
Net assets,end of period (in thousands)	$927,079	$1,025,714	$979,316	$771,828	$634,172

Average net assets (in thousands)	$945,492	$1,060,745	$884,849	$677,376	$606,742

Ratios to average net assets:[3] Net investment income	4.88%	4.64%	4.80%	5.27%	5.37%
Expenses	0.85%	0.81%	0.82%[4]	0.83%	0.89%
Expenses,net of indirect expenses and interest[5]	0.78%	0.77%	0.80%	0.80%	0.83%

Portfolio turnover rate	37%	37%	25%	27%	24%
1.On January 4, 1996, OppenheimerFunds, Inc. became the investment advisor to the Fund.
2.Assumes a $1,000 hypothetical initial investment on the business day before the first day of the fiscal period (or inception of offering), with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods of less than one full year.
3.Annualized for periods of less than one full year.
4.Expense ratio has not been grossed up to reflect the effect of expenses paid indirectly.
5. During the periods shown above, the Fund’s interest expense was substantially offset by the incremental interest income generated on bonds purchased with borrowed funds.
See accompanying Notes to Financial Statements.

Class B Year Ended December 31,	2000	1999	1998	1997[1]

Per Share Operating Data
Net asset value, beginning of period	$3.19	$3.37	$3.34	$3.25

Income (loss) from investment operations: Net investment income	.13	.13	.14	.10
Net realized and unrealized gain (loss)	.08	(.18)	.03	.09

Total income (loss) from investment operations	.21	(.05)	.17	.19

Dividends and/or distributions to shareholders: Dividends from net investment income	(.13)	(.13)	(.14)	(.10)

Net asset value, end of period	$3.27	$3.19	$3.37	$3.34

Total Return, at Net Asset Value[2]	6.65%	(1.64)%	5.13%	5.89%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$92,786	$88,758	$64,388	$21,500

Average net assets (in thousands)	$86,107	$78,263	$43,620	$ 9,873

Ratios to average net assets:[3] Net investment income	4.09%	3.84%	3.97%	4.18%
Expenses	1.63%	1.59%	1.59%[4]	1.56%
Expenses, net of indirect expenses and interest[5]	1.56%	1.55%	1.57%	1.54%

Portfolio turnover rate	37%	37%	25%	27%
1.For the period from May 1, 1997 (inception of offering) to December 31,1997.
2.Assumes a $1,000 hypothetical initial investment on the business day before the first day of the fiscal period (or inception of offering), with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods of less than one full year.
3.Annualized for periods of less than one full year.
4.Expense ratio has not been grossed up to reflect the effect of expenses paid indirectly.
5. During the periods shown above, the Fund’s interest expense was substantially offset by the incremental interest income generated on bonds purchased with borrowed funds.
See accompanying Notes to Financial Statements.
FINANCIAL HIGHLIGHTS Continued

Class C Year Ended December 31,	2000	1999	1998	1997[1]

Per Share Operating Data
Net asset value, beginning of period	$3.18	$3.36	$3.33	$3.25

Income (loss) from investment operations: Net investment income	.13	.13	.14	.10
Net realized and unrealized gain (loss)	.08	(.18)	.03	.08

Total income (loss) from investment operations	.21	(.05)	.17	.18

Dividends and/or distributions to shareholders: Dividends from net investment income	(.13)	(.13)	(.14)	(.10)

Net asset value, end of period	$3.26	$3.18	$3.36	$3.33

Total Return, at Net Asset Value[2]	6.67%	(1.63)%	5.15%	5.58%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$101,858	$119,329	$94,870	$26,862

Average net assets (in thousands)	$105,452	$116,249	$61,717	$12,705

Ratios to average net assets:[3] Net investment income	4.11%	3.86%	3.98%	4.22%
Expenses	1.62%	1.57%	1.57%[4]	1.54%
Expenses, net of indirect expenses and interest[5]	1.55%	1.53%	1.55%	1.51%

Portfolio turnover rate	37%	37%	25%	27%
1.For the period from May 1, 1997 (inception of offering) to December 31,1997.
2.Assumes a $1,000 hypothetical initial investment on the business day before the first day of the fiscal period (or inception of offering), with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business dayof the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods of less than one full year.
3.Annualized for periods of less than one full year.
4.Expense ratio has not been grossed up to reflect the effect of expenses paid indirectly.
5. During the periods shown above, the Fund’s interest expense was substantially offset by the incremental interest income generated on bonds purchased with borrowed funds.
See accompanying Notes to Financial Statements.
Class X Year Ended December 31,	2000	1999	1998	1997	1996[1]

Per Share Operating Data
Net asset value, beginning of period	$3.20	$3.38	$3.35	$3.27	$3.28

Income (loss) from investment operations: Net investment income	.14	.13	.15	.16	.16
Net realized and unrealized gain (loss)	.08	(.18)	.03	.08	(.01)

Total income (loss) from investment operations	.22	(.05)	.18	.24	.15

Dividends and/or distributions to shareholders: Dividends from net investment income	(.14)	(.13)	(.15)	(.16)	(.16)

Net asset value, end of period	$3.28	$3.20	$3.38	$3.35	$3.27

Total Return, at Net Asset Value[2]	6.88%	(1.39)%	5.38%	7.44%	4.59%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$32,651	$39,496	$47,424	$52,510	$40,828

Average net assets (in thousands)	$34,684	$44,237	$49,866	$49,563	$28,971

Ratios to average net assets:[3] Net investment income	4.34%	4.11%	4.30%	4.75%	4.85%
Expenses	1.39%	1.34%	1.35%[4]	1.35%	1.38%
Expenses, net of indirect expenses and interest[5]	1.32%	1.30%	1.32%	1.32%	1.32%

Portfolio turnover rate	37%	37%	25%	27%	24%
1.On January4, 1996, OppenheimerFunds, Inc. became the investment advisor to the Fund.
2.Assumes a $1,000 hypothetical initial investment on the business day before the first day of the fiscal period (or inception of offering), with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods of less than one full year.
3.Annualized for periods of less than one full year.
4.Expense ratio has not been grossed up to reflect the effect of expenses paid indirectly.
5. During the periods shown above, the Fund’s interest expense was substantially offset by the incremental interest income generated on bonds purchased with borrowed funds.
See accompanying Notes to Financial Statements.
NOTES TO FINANCIAL STATEMENTS

1.Significant Accounting Policies
Limited Term New York Municipal Fund (the Fund) is a separate series of Rochester Portfolio Series, a diversified, open-end management investment company registered under the Investment Company Act of 1940, as amended. The Fund’s investment objective is to seek as high a level of income exempt from federal income tax and New York State and New York City personal income taxes as is consistent with its investment policies and prudent investment management. The Fund’s investment advisor is OppenheimerFunds, Inc. (the Manager).
The Fund offers Class A, Class B and Class C shares. As of January 6, 1998, the Fund is no longer offering Class X shares (Class X shares were designated as Class B shares prior to May 1,1997). Class A shares are sold at their offering price, which is normally net asset value plus a front-end sales charge. Class B and Class C shares are sold without a front-end sales charge but may be subject to a contingent deferred sales charge (CDSC). Class X shares may also be subject to a CDSC. All classes of shares have identical rights to earnings, assets and voting privileges, except that each class has its own expenses directly attributable to that class and exclusive voting rights with respect to matters affecting that class. Classes A, B, C and X have separate distribution and/or service plans. Class B and Class X shares will automatically convert to Class A shares six years after the date of purchase. The following is a summary of significant accounting policies consistently followed by the Fund.

Securities Valuation. Securities listed or traded on National Stock Exchanges or other domestic or foreign exchanges are valued based on the last sale price of the security traded on that exchange prior to the time when the Fund’s assets are valued. In the absence of a sale, the security is valued at the last sale price on the prior trading day, if it is within the spread of the closing bid and asked prices, and if not, at the closing bid price. Securities (including restricted securities) for which quotations are not readily available are valued primarily using dealer-supplied valuations, a portfolio pricing service authorized by the Board of Trustees, or at their fair value. Fair value is determined in good faith under consistently applied procedures under the supervision of the Board of Trustees. Short-term “money market type” debt securities with remaining maturities of sixty days or less are valued at amortized cost (which approximates market value).

Securities Purchased on a When-Issued Basis. Delivery and payment for securities that have been purchased by the Fund on a forward commitment or when-issued basis can take place a month or more after the trade date. Normally the settlement date occurs within six months after the trade date; however, the Fund may, from time to time, purchase securities whose settlement date extends beyond six months and possibly as long as two years or more beyond trade date. During this period, such securities do not earn interest, are subject to market fluctuation and may increase or decrease in value prior to their delivery. The Fund maintains segregated assets with a market value equal to or greater than the amount of its purchase commitments. The purchase of securities on a when-issued or forward commitment basis may increase the volatility of the Fund’s net asset value to the extent the Fund makes such purchases while remaining substantially fully i nvested. As of December 31, 2000,the Fund had no outstanding when-issued or forward commitments.

Allocation of Income, Expenses, Gains and Losses. Income, expenses (other than those attributable to a specific class), gains and losses are allocated daily to each class of shares based upon the relative proportion of net assets represented by such class. Operating expenses directly attributable to a specific class are charged against the operations of that class.

Federal Taxes. The Fund intends to continue to comply with provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income, including any net realized gain on investments not offset by loss carryovers, to shareholders. Therefore, no federal income or excise tax provision is required.
As of December 31, 2000, the Fund had available for federal income tax purposes an unused capital loss carryover as follows:
Expiring

2002	$ 6,750,004

2003	2,250,684

2004	244,677

2006	484,870

2007	15,555,960

2008	7,670,334

Total capital loss carryover	$32,956,529

Trustees’Compensation. The Fund has adopted an unfunded retirement plan for the Fund’s independent Board of Trustees. Benefits are based on years of service and fees paid to each trustee during the years of service. During the year ended December 31, 2000, a provision of $119,111 was made for the Fund’s projected benefit obligations, resulting in an accumulated liability of $269,118 as of December 31, 2000.
The Board of Trustees has adopted a deferred compensation plan for independent trustees that enables trustees to elect to defer receipt of all or a portion of annual compensation they are entitled to receive from the Fund. Under the plan, the compensation deferred is periodically adjusted as though an equivalent amount had been invested for the Board of Trustees in shares of one or more Oppenheimer funds selected by the trustee. The amount paid to the Board of Trustees under the plan will be determined based upon the performance of the selected funds. Deferral of trustees’ fees under the plan will not affect the net assets of the Fund, and will not materially affect the Fund’s assets, liabilities or net investment income per share.

Dividends and Distributions to Shareholders. Dividends and distributions to shareholders, which are determined in accordance with income tax regulations, are recorded on the ex-dividend date.

Classification of Dividends and Distributions to Shareholders. Net investment income (loss) and net realized gain (loss) may differ for financial statement and tax purposes. The character of dividends and distributions made during the fiscal year from net investment income or net realized gains may differ from its ultimate characterization for federal income tax purposes. Also, due to timing of dividends and distributions, the fiscal year in which amounts are distributed may differ from the fiscal year in which the income or realized gain was recorded by the Fund.

Expense Offset Arrangements. Expenses paid indirectly represent a reduction of custodian fees for earnings on cash balances maintained by the Fund.
NOTES TO FINANCIAL STATEMENTS Continued

1. Significant Accounting Policies Continued
 Other. Investment transactions are accounted for as of trade date. Original issue discount is accreted and premium is amortized in accordance with federal income tax requirements. For municipal bonds acquired after April 30, 1993, on disposition or maturity, taxable ordinary income is recognized to the extent of the lesser of gain or market discount that would have accrued over the holding period. Realized gains and losses on investments and unrealized appreciation and depreciation are determined on an identified cost basis, which is the same basis used for federal income tax purposes.
      The Fund will adopt the provisions of the AICPAAudit and Accounting Guide for Investment Companies (the Guide), as revised, effective for fiscal years beginning after December 15, 2000. The Fund is currently performing an analysis to determine any necessary accounting changes as a result of the Guide, which will be implemented during the fiscal year beginning January 1, 2001.
      There are certain risks arising from geographic concentration in any state. Certain revenue or tax related events in a state may impair the ability of certain issuers of municipal securities to pay principal and interest on their obligations.
The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

2.Shares of Beneficial Interest The Fund has authorized an unlimited number of no par value shares of beneficial interest of each class. Transactions in shares of beneficial interest were as follows:

	Year Ended December 31, 2000		Year Ended December 31,1999
	Shares	Amount	Shares	Amount

Class A Sold	30,497,760	$ 97,989,808	112,559,156	$ 371,678,795
Dividends and/or distributions reinvested	8,746,099	28,077,543	9,638,646	31,694,788
Redeemed	(77,375,199)	(247,815,457)	(91,380,672)	(298,342,585)

Net increase (decrease)	(38,131,340)	$(121,748,106)	30,817,130	$105,030,998

Class B Sold	5,527,602	$ 17,764,247	11,890,955	$ 39,104,573
Dividends and/or distributions reinvested	715,828	2,296,395	638,858	2,095,730
Redeemed	(5,700,634)	(18,226,001)	(3,819,240)	(12,461,378)

Net increase	542,796	$ 1,834,641	8,710,573	$ 28,738,925

Class C Sold	5,349,627	$ 17,125,175	20,030,859	$ 66,135,515
Dividends and/or distributions reinvested	965,305	3,092,089	1,035,649	3,395,130
Redeemed	(12,593,417)	(40,219,306)	(11,796,007)	(38,486,608)

Net increase (decrease)	(6,278,485)	$ (20,002,042)	9,270,501	$ 31,044,037

Class X Sold	—	$ —	—	$ —
Dividends and/or distributions reinvested	302,132	971,839	362,172	1,195,024
Redeemed	(2,697,344)	(8,641,885)	(2,059,716)	(6,758,137)

Net decrease	(2,395,212)	$ (7,670,046)	(1,697,544)	$ (5,563,113)

3.Purchases and Sales of Securities
The aggregate cost of purchases and proceeds from sales of securities,other than short-term obligations,for the year ended December 31, 2000,were $435,381,303 and $569,253,337,respectively.
As of December 31, 2000,unrealized appreciation (depreciation) based on cost of securities for federal income tax purposes of $1,132,033,837 was:
Gross unrealized appreciation	$24,500,827
Gross unrealized depreciation	(4,804,134)

Net unrealized appreciation	$19,696,693

4.Fees and Other Transactions with Affiliates
Management Fees. Management fees paid to the Manager were in accordance with the investment advisory agreement with the Fund which provides for a fee of 0.50% of the first $100 million of average daily net assets, 0.45% of the next $150 million, 0.40% of the next $1.75 billion, and 0.39% of average daily net assets in excess of $2 billion. The Fund’s management fee for the year ended December 31, 2000, was 0.42% of average annual net assets for each class of shares.

Accounting Fees. Accounting fees paid to the Manager were in accordance with the accounting services agreement with the Fund, which provides for an annual fee of $12,000 for the first $30 million of net assets and $9,000 for each additional $30 million of net assets. During the year ended December 31, 2000, the Fund paid $354,630 to the Manager for accounting and pricing services.

Transfer Agent Fees. OppenheimerFunds Services (OFS), a division of the Manager, acts as the transfer and shareholder servicing agent for the Fund and for other Oppenheimer funds. The Fund pays OFS an annual maintenance fee for each Fund shareholder account and reimburses OFS for its out-of-pocket expenses. During the year ended December 31, 2000, the Fund paid OFS $587,032.

Distribution and Service Plan Fees. Under its General Distributor’s Agreement with the Manager, the Distributor acts as the Fund’s principal underwriter in the continuous public offering of the different classes of shares of the Fund.
The compensation paid to (or retained by) the Distributor from the sale of shares or on the redemption of shares is shown in the table below for the period indicated.
Year Ended	Aggregate Front-End Sales Charges on Class A Shares	Class A Front-End Sales Charges Retained by Distributor	Commissions on Class A Shares Advanced by Distributor[1]	Commissions on Class B Shares Advanced by Distributor [1]	Commissions on Class C Shares Advanced by Distributor[1]

December 31, 2000	$714,491	$151,709	$120,470	$367,648	$140,072
1.The Distributor advances commission payments to dealers for certain sales of Class A shares and for sales of Class B and Class C shares from its own resources at the time of sale.
Year Ended	Class A Contingent Deferred Sales Charges Retained by Distributor	Class B Contingent Deferred Sales Charges Retained by Distributor	Class C Contingent Deferred Sales Charges Retained by Distributor	Class X Contingent Deferred Sales Charges Retained by Distributor

December 31, 2000	$160,687	$226,675	$54,367	$36,227
NOTES TO FINANCIAL STATEMENTS Continued

4.Fees and Other Transactions with AffiliatesContinued
Distribution and Service Plan Fees Continued
The Fund has adopted a Service Plan for Class A shares and Distribution and Service Plans for Class B, Class C and Class X shares under Rule 12b-1 of the Investment Company Act. Under those plans the Fund pays the Distributor for all or a portion of its costs incurred in connection with the distribution and/or servicing of the shares of the particular class.

Class A Service Plan Fees. Under the Class A service plan, the Distributor currently uses the fees it receives from the Fund to pay brokers, dealers and other financial institutions. The Class A service plan permits reimbursements to the Distributor at a rate of up to 0.25% of average annual net assets of Class A shares purchased. The Distributor makes payments to plan recipients quarterly at an annual rate not to exceed 0.25% of the average annual net assets consisting of Class A shares of the Fund. For the year ended December 31, 2000, payments under the Class A plan totaled $2,298,306, all of which were paid by the Distributor to recipients, and included $43,220 paid to an affiliate of the Manager. Any unreimbursed expenses the Distributor incurs with respect to Class A shares in any fiscal year cannot be recovered in subsequent years.

Class B, Class C and Class X Distribution and Service Plan Fees. Under each plan, service fees and distribution fees are computed on the average of the net asset value of shares in the respective class, determined as of the close of each regular business day during the period. The Class B, Class C and Class X plans provide for the Distributor to be compensated at a flat rate, whether the Distributor’s distribution expenses are more or less than the amounts paid by the Fund under the plan during the period for which the fee is paid.
      The Distributor retains the asset-based sales charge on Class B and Class X shares. The Distributor retains the asset-based sales charge on Class C shares during the first year the shares are outstanding. The asset-based sales charges on Class B and Class C shares allow investors to buy shares without a front-end sales charge while allowing the Distributor to compensate dealers that sell those shares.
The Distributor’s actual expenses in selling Class B and Class C shares may be more than the payments it receives from the contingent deferred sales charges collected on redeemed shares and asset-based sales charges from the Fund under the plans. If any plan is terminated by the Fund, the Board of Trustees may allow the Fund to continue payments of the asset-based sales charge to the Distributor for distributing shares before the plan was terminated. The plans allow for the carry-forward of distribution expenses, to be recovered from asset-based sales charges in subsequent fiscal periods.
Distribution fees paid to the Distributor for the year ended December 31, 2000, were as follows:
	Total Payments Under Plan	Amount Retained by Distributor	Distributor’s Aggregate Unreimbursed Expenses Under Plan	Distributor’s Aggregate Unreimbursed Expenses as % of Net Assets of Class

Class B Plan	$ 860,962	$723,857	$1,701,427	1.83%
Class C Plan	1,054,998	290,190	1,712,091	1.68
Class X Plan	260,271	188,460	—	—

5.Illiquid Securities
As of December 31, 2000, investments in securities included issues that are illiquid. A security may be considered illiquid if it lacks a readily available market or if its valuation has not changed for a certain period of time. The Fund intends to invest no more than 15% of its net assets (determined at the time of purchase and reviewed periodically) in illiquid securities. The aggregate value of illiquid securities subject to this limitation as of December 31, 2000, was $33,925,330, which represents 2.94% of the Fund’s net assets. Certain restricted securities, eligible for resale to qualified institutional investors, are not subject to that limit.

6.Bank Borrowings
The Fund may borrow up to 10% of its total assets from a bank to purchase portfolio securities, or for temporary and emergency purposes. The Fund has entered into an agreement which enables it to participate with certain other Oppenheimer funds in an unsecured line of credit with a bank, which permits borrowings up to $100 million, collectively. Interest is charged to each fund, based on its borrowings, at a rate equal to the Federal Funds Rate plus 0.625%. The Fund also pays a commitment fee equal to its pro rata share of the average unutilized amount of the credit facility at a rate of 0.09% per annum.
The Fund had borrowings outstanding of $24,500,000 as of December 31, 2000. For the year ended December 31, 2000, the average monthly loan balance was $10,283,485 at an average interest rate of 6.958%. The maximum amount of borrowings outstanding at any month-end was $29,600,000.
INDEPENDENT AUDITORS’ REPORT

To the Board of Trustees and Shareholders of
Rochester Portfolio Series:
We have audited the accompanying statement of assets and liabilities, including the statement of investments, of Limited Term New York Municipal Fund (the sole portfolio constituting Rochester Portfolio Series) as of December 31, 2000, and the related statement of operations, the statement of changes in net assets and the financial highlights for the year then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit. The statement of changes in net assets for the year ended December 31, 1999, and the financial highlights for each of the years in the four-year period then ended, were audited by other auditors whose report dated January 24, 2000, expressed an unqualified opinion on this information.
      We conducted our audit in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2000, by correspondence with the custodian and brokers; and where confirmations were not received from brokers, we performed other auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.
      In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Limited Term New York Municipal Fund as of December 31, 2000, the results of its operations, changes in its net assets and the financial highlights for the year then ended, in conformity with accounting principles generally accepted in the United States of America.

KPMG LLP

Denver, Colorado
January 19, 2001
FEDRAL INCOME TAX INFORMATION Unaudited

In early 2001, shareholders received information regarding all dividends and distributions paid to them by the Fund during calendar year 2000. Regulations of the U.S. Treasury Department require the Fund to report this information to the Internal Revenue Service.
      None of the dividends paid by the Fund during the year ended December 31, 2000, are eligible for the corporate dividend-received deduction.100% of the dividends were derived from interest on municipal bonds and are not subject to federal, New York State and New York City income taxes. For the state income tax reporting purposes of non-New York State shareholders, the distribution breaks down as follows: New York State (84.2%), Puerto Rico (7.2%), Guam (7.0%), Virgin Islands (1.5%), American Samoa (0.1%).
      During 2000, 37.4% of this tax-exempt income was derived from “private activity bonds”. These are municipal bonds used to finance privately operated facilities. The interest on these bonds is not taxable for most investors. For the few investors subject to the alternative minimum tax, the interest from these bonds is considered a preference item.
The foregoing information is presented to assist shareholders in reporting distributions received from the Fund to the Internal Revenue Service. Because of the complexity of the federal regulations which may affect your individual tax return and the many variations in state and local tax regulations, we recommend that you consult your tax advisor for specific guidance.
LIMITED TERM NEW YORK MUNICIPAL FUND

A Series of Rochester Portfolio Series

Officers and Trustees	Bridget A. Macaskill, Trustee, President and Chairman of the Board
John Cannon, Trustee
Paul Y. Clinton, Trustee
Thomas W. Courtney, Trustee
Robert G. Galli, Trustee
Lacy B. Herrmann, Trustee
George Loft, Trustee
Ronald H. Fielding, Vice President
Andrew J. Donohue, Secretary
Brian W. Wixted, Treasurer
Robert J. Bishop, Assistant Treasurer
Adele A. Campbell, Assistant Treasurer
Scott T. Farrar, Assistant Treasurer
Robert G. Zack, Assistant Secretary

Investment Advisor	OppenheimerFunds, Inc.

Distributor	OppenheimerFunds Distributor, Inc.

Transfer and Shareholder Servicing Agent	OppenheimerFunds Services

Cusodian of Portfolio Securities	Citibank, N.A.

Independent Auditors	KPMG LLP

Legal Counsel	Myer, Brown & Platt

For more complete information about Limited Term New York Muncipal Fund, please refer to the Prospectus. To obtain a copy, call your financial advisor, or call OppenheimerFunds Distributor, Inc. at 1.800.525.7048, or visit the OppenheimerFunds Internet website at www.oppenheimerfunds.com.

Shares of Oppenheimer funds are not deposits or obligations of any bank, are not guaranteed by any bank, are not insured by the FDIC or any other agency, and involve investment risks, including the possible loss of the principal amount invested.
Oppenheimer funds are distributed by OppenheimerFunds Distributor, Inc., Two World Trade Center, New York, NY 10048-0203.

©Copyright 2001 OppenheimerFunds, Inc. All rights reserved.

MUNICIPAL BONDS—THE COMMUNITY INVESTMENT

        When you invest in municipal securities through a mutual fund, your dollars are put to work primarily in your state’s communities—for buildings and school systems, homes for the elderly and fire districts. To encourage and reward private investor support of these municipal activities, the interest paid on them is often exempt from federal and state personal income taxes. In New York City, the interest is also free from New York City local income taxes.
        Many investors consider this the primary advantage of a municipal bond fund like Limited Term New York Municipal Fund. But it should also be acknowledged that municipal bonds provide financing for much of the infrastructure of the communities in which we live.
        During the past year, your investment in the Fund helped provide financing for a wide variety of worthwhile projects in New York. Private colleges, primary schools for special education, waste water treatment facilities and mortgages for first-time home buyers are just a few of the programs that benefited from your investment.
        When you review the enclosed listing of the Fund’s portfolio holdings, you’re likely to find many projects that help to improve the standard of living in your community. It’s one of the— admittedly few—advantages of the current tax code: the ability to earn tax-free income and be supportive of the great state of New York.[1]

1.A portion of the Fund’s income maybe subject to income taxes. Capital gains distributions, if any, are taxable as capital gains.
For investors subject to the alternative minimum tax, a portion of the Fund’s distributions may increase that tax.

A DIVERSIFIED RANGE OF CREDITS

By combining 95% investment-grade municipal bonds with a few select, carefully researched below-investment-grade (primarily unrated) issues, we seek to enhance yield while diversifying the Fund’s portfolio.

Sector allocation data are as of 12/31/00, and are subject to change. Data are dollar-weighted based on total market value of investments. Securities rated by a rating organization other than Standard and Poor’s Rating Group are included in the equivalent Standard and Poor’s rating category. The allocation includes rated securities and those not rated by a national rating organization but to which the ratings given above have been assigned by the Manager as being comparable, in the Manager’s judgment, to securities rated by a rating agencyin the same category. See page 32 for further explanation.

INFORMATION AND SERVICES
As an Oppenheimer fund shareholder, you can benefit from special services designed to make investing simple. Whether it’s automatic investment plans, timely market updates, or immediate account access, you can count on us whenever you need assistance. So call us today, or visit our website—we’re here to help.	This Annual Report is for the information of shareholders of Limited Term New York Municipal Fund. It must be preceded or accompanied by a current Prospects for the Fund.
   Shares of Oppenherimer funds are not deposits or obligations of any bank, are not guaranteed by any bank, are not insured by the FDIC or any other agency, and involve investment risks, including the possible loss of the principalamount invested.
		Call our Toll-free Customer Service t oday at 1.800.252.7048 for more information on how to take advantage of your financial relationship with the OppenheimerFunds Family.
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Ticker Symbols Class A: LTNYX Class B: LTBBX Class C: LTNCX Class X: LTNBX
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RA0355.001.0101 February 28, 2001

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